EXHIBIT 10.3

Madrid, 21 December 2006

GUARANTEE AGREEMENT

BETWEEN

SACYR VALLEHERMOSO PARTICIPACIONES MOBILIARIAS, S.L. As Borrower SACYR VALLEHERMOSO, S.A. As Guarantor and

Banco Santander Central Hispano, S.A	Citibank Internacional PLC, Sucursal en España
Calyon, Sucursal en España	Caja de Ahorros y Monte de Piedad de Madrid
Caja de Ahorros del Mediterráneo	Caja de Ahorros de Galicia
Caixa D’Estalvis de Catalunya	Caja de Ahorros y Monte de Piedad de Córdoba (Caja
Sur)
Caja de Ahorros y Monte de Piedad de Navarra	Bilbao Bizkaia Kutxa
Caja de Ahorros de Santander y Cantabria	Caja de Ahorros de Castilla- La Mancha
Caja de Ahorros y Monte de Piedad de Extremadura	Caja de Ahorros de Murcia
Caja de Ahorros de Asturias	Banco de Valencia, S.A.
Banco Popular Español, S.A.	Banco de Sabadell, S.A.
Banco BPI, S.A.	Banco Comercial Portugués, S.A.
Espirito Santo Investment	Banco Espirito Santo, S.A.
Commerzbank Aktiengesellschaft, Sucursal España	Banco Español de Crédito, S.A.

ING Belgium, Sucursal En España

As Lenders and Banco Santander Central Hispano, S.A As Agent and Banco Santander Central Hispano, S.A Citibank N.A., London Branch As Providers of the Interest Rate Hedging Agreements

GUARANTEE AGREEMENT

This Agreement is entered into on 21 December 2006, in Madrid, in the presence of the civil law notary of Madrid and its Association, Mr Rafael Monjo Carrió.

BY & BETWEEN

Mr José Carlos Otero Fernández, of legal age, bearer of D.N.I. [National Identification Document] number 3.451.386 -Y, on behalf of SACYR VALLEHERMOSO PARTICIPACIONES MOBILIARIAS, S.L.U. (“Borrower”), with registered office in Madrid at Paseo de la Castellana, 83-85, and with C.I.F. [Tax Identification Code] number B-84791516, with sufficient powers to sign this agreement by virtue of the articles of association and appointment of directors executed before the civil law notary of Madrid, Mr Ignacio Martínez-Echevarría y Ortega, on 1 August 2006, under protocol number 1379;

Mr Rafael Palomo Gómez, of legal age, bearer of D.N.I. number 02.705.945 -H, and Mr Luis-Enrique García Urueña, of legal age, bearer of D.N.I. number 50.723.508, on behalf of SACYR VALLEHERMOSO, S.A. (“SyV”), with registered office in Madrid at Paseo de la Castellana, 83-85, and with C.I.F. number A-28013811, with sufficient powers to sign this agreement by virtue of the power of attorney granted before the civil law notary of Madrid, Mr José Aristonico García Sánchez, on 15 September 2006, under protocol number 1.827;

Mr Manuel Pérez Peral, of legal age, bearer of D.N.I. number 7.300.295 -P and Mr Ignacio Domínguez-Adame Bozzano, of legal age, bearer of D.N.I. number 1.391.826 -M, on behalf of BANCO SANTANDER CENTRAL HISPANO, S.A. (“SAN”, or “Agent”), with registered office in Santander at Paseo de Pereda, 9~~-~~12 and with C.I.F. number A-39000013, with sufficient powers to sign this agreement by virtue of the power of attorney granted before the civil law notary of the notaries association of Burgos, Mr José María de Prada Díez, on 1 March 2002, under protocol number 574;

Mr Juan Evaristo Fábregas Sasiain, of legal age, bearer of N.I.F. [Fiscal Identification Number] number 14.880.020 -D, and Ms Myriam Cantero Suárez, of legal age, bearer of D.N.I. number 799.921 -G, on behalf of CALYON, Sucursal en España (“CALYON”), with registered office in Madrid at Paseo de la Castellana, 1 and with C.I.F. number A-0011043-G, with sufficient powers to sign this agreement by virtue of the powers of attorney granted, respectively, before the civil law notary of Madrid, Mr Juan Manuel Hernández Antolín, on 1 December 1998, under protocol number 7.336, and before the civil law notary of Madrid, Mr José Manuel García-Lozano Zulueta, on 30 March 2005, under protocol number 281;

Mr Juan Evaristo Fábregas Sasiain, of legal age, bearer of N.I.F. [Fiscal Identification Number] number 14.880.020 -D, and Ms Myriam Cantero Suárez, of legal age, bearer of D.N.I. number 799.921 -G, on behalf of CALYON (“CALYON FR”), a French company with registered office in Paris at Défense 9, quai du President Paul Doumer and SIREN [Corporate Registration Number] 304 187 701 of the Companies Register of Nanterre, with sufficient powers to sign this agreement by virtue of a power of attorney granted by Jean-Paul Le Roy, Secretary of Calyon FR, on 16 July 2004;

Mr Pedro López-Quesada Fernández-Urrutia, bearer of D.N.I. number 50.812.595 -Y, on behalf of CITIBANK INTERNACIONAL PLC, Sucursal en España (“CITIBANK”), with registered office in Madrid at Calle Ortega y Gasset, 29 and with C.I.F. number N-0066134H, with sufficient powers to sign this agreement by virtue of the power of attorney granted before the civil law notary of Madrid, Mr José Luís Martínez-Gil Vich, on 26 February 2001, under protocol number 833;

Mr Francisco Javier Fernández-Montes López Morato, of legal age, bearer of D.N.I. number 50.298.754 -P and Mr Gonzalo Alcubilla Povedano, of legal age, bearer of D.N.I. number 8.029.734 -C, on behalf of CAJA DE AHORROS Y MONTE DE PIEDAD DE MADRID (“CAJAMADRID”) with registered office in Madrid at Plaza de Celenque, 2 and with C.I.F. number G-28029007, with sufficient powers to sign this agreement by virtue of the powers of attorney granted, respectively, before the civil law notary of Madrid, Mr Gerardo Muñoz de Dios, on 3 July 1997, under protocol number 4.310 and before the same civil law notary, on 30 December 1996, under protocol number 8.105;

Mr Domingo López Dorna, of legal age, bearer of D.N.I. number 50.036.424 -Q and Ms Cristina Esther Alcolea Azcona, of legal age, bearer of D.N.I. number 51.062.536, on behalf of BANCO BPI, S.A, Sucursal en España (“BPI”), with registered office in Madrid at Paseo de la Castellana, 40 bis and with C.I.F. number A-0401036I, with sufficient powers to sign this agreement by virtue of the power of attorney granted before the civil law notary of Madrid, Mr Ángel Benítez-Donoso Cuesta, on 8 July 2003, under protocol number 1.359;

Mr José Miguel Alonso de Ozalla y Borrás, of legal age, bearer of D.N.I. number 50.076.403 -K and Mr Alfonso López-Barajas Mira, of legal age, bearer of D.N.I. number 33.381.849 -V, on behalf of BANCO ESPAÑOL DE CRÉDITO, S.A. (“BANESTO”) with registered office in Madrid at Avenida Gran Vía de Hortaleza, 3 and with C.I.F. number A-28000032, with sufficient powers to sign this agreement by virtue of the powers of attorney granted, respectively, before the civil law notary of Madrid, Mr Miguel Ruiz-Gallardón García de la Rasilla, on 27 December 2005, under protocol number 9.600, and before the civil law notary of Madrid, Mr Juan Bernal Espinosa, on 28 April 2003, under protocol number 659;

Mr Agustín Ignacio Monedero San Martín, of legal age, bearer of D.N.I. number 07.216.946 -Y and Mr Joaquín García López, of legal age, bearer of D.N.I. number 50.826.707 -L, on behalf of BANCO DE SABADELL, S.A. (“BANCO SABADELL”) with registered office in Sabadell at Plaça Cataluña, 1, and with C.I.F. number A-08000143, with sufficient powers to sign this agreement by virtue of the powers of attorney granted, respectively, before the civil law notary of the notaries association of Catalonia, Mr Javier Micó Giner, on 21 April 2005, under protocol number 2.853 and before the same civil law notary, on 24 November 2004, under protocol number 8.258;

Mr Enrique Marquina Pérez, of legal age, bearer of D.N.I. number 7.219.205 -B and Ms Ana María Herrera Cangas, of legal age, bearer of D.N.I. number 1.937.567 -R, on behalf of ING BELGIUM, Sucursal en España, with registered office in Madrid at Calle Génova, 27 and with C.I.F. number A-0021126-H, with sufficient powers to sign this agreement by virtue of the powers of attorney granted before the civil law notary of Madrid, Mr Luís Sanz Rodero, on 17 May 2006, under protocol number 2.028;

Mr Vicente García Rodríguez, of legal age, bearer of D.N.I. number 51.393.123 -Z, on behalf of ESPIRITO SANTO INVESTMENT PLC, with registered office at Riverside One, Sir John Rogerson’s Quay, Dublin 2, Ireland and bearing identification number 253333, with sufficient powers to sign this agreement by virtue of the powers of attorney granted before the notary of Dublin, Ireland, Mr W. David Walley, on 20 December 2006, under protocol number 67284/06;

Mr Jorge Gómez Rodríguez, of legal age, bearer of D.N.I. number 5.262.024 -S, and Mr Manuel Fernández Cifuentes, of legal age, bearer of D.N.I. number 10.847.438 -V, on behalf of BANCO ESPIRITO SANTO S.A. with registered office in Madrid at Calle Velázquez, 108-110 and with C.I.F. number A-08296477, with sufficient powers to sign this agreement by virtue of the powers of attorney granted, respectively, before the civil law notary of Madrid, Mr Juan Romero-Girón Deleito, on 24 June 2002, under protocol number 2428 and on 14 September 1995, under protocol number 2304;

Mr Bernardo María de Noronha e Távora Pinheiro Torres, of legal age, with Identification Document number 5901424, on behalf of BANCO COMERCIAL PORTUGUES, S.A. with registered office in Oporto, Portugal, at Praça do Joao I, 28 and fiscal identification number 501 525 882, with sufficient powers to sign this agreement by virtue of the powers of attorney granted before the civil law notary of Lisbon, Mr Carlos Henrique Ribeiro Melon, on 20 December 2006, under protocol number 1021/2006;

Mr Jorge Rosell Granados, of legal age, bearer of D.N.I. number 51.402338 -Y, and Mr Francisco Gómez Martín of legal age, bearer of D.N.I. number 396552-D, on behalf of BANCO POPULAR ESPAÑOL S.A., with registered office in Madrid at Calle Velázquez, 34, and with C.I.F. number A-28000727, with sufficient powers to sign this agreement by virtue of the powers of attorney granted, respectively, before the civil law notary of Madrid, Mr José Manuel Rodríguez-Poyo Guerrero, on 17 November 1997, under protocol number 3.137, and before the civil law notary of Madrid, Mr Antonio Huerta Trolez, on 7 October 2004, under protocol number 2.699;

Mr Jorge-Ramón Sedano Tarancón, of legal age, bearer of D.N.I. number 51.382.282 -Y, and Ms Ingrid Doris Planells Serra Geb Keller, of legal age, bearer of Residency Card number X-0232219-B, on behalf of COMMERZBANK AKTIENGESELLSCHAFT, Sucursal en Madrid, with registered office in Madrid at Paseo de la Castellana, 110 and with C.I.F. number A-0041282-E, with sufficient powers to sign this agreement by virtue of the powers of attorney granted, respectively, before the civil law notary of Madrid, Mr Ignacio Paz-Ares Rodríguez, on 26 January 2000, under protocol number 179, and before the civil law notary of Madrid, Mr Juan Álvarez-Sala Walther, on 22 October 1996, under protocol number 1.827;

Mr Ignacio Cubillo Santamaría, of legal age, bearer of D.N.I. number 5.380.719, on behalf of CAJA DE AHORROS DEL MEDITERRÁNEO, with registered office in Alicante at Calle San Fernando, 40, and with C.I.F. number G-03046562, with sufficient powers to sign this agreement by virtue of the powers of attorney granted before the civil law notary of Alicante, Mr Francisco Benítez Ortiz, on 3 February 2003, under protocol number 448;

Mr Arturo Bermúdez Cachaza, of legal age, bearer of D.N.I. number 32.756.081 -X, on behalf of CAJA DE AHORROS DE GALICIA, with registered office in La Coruña at Rua Nueva, 30-32 and with C.I.F. number G-15028947, with sufficient powers to sign this agreement by virtue of the powers of attorney granted before the civil law notary of La Coruña, Mr Pablo Valencia Ces, on 28 February 1997, under protocol number 600;

Ms María Belén Borque San Martín, of legal age, bearer of D.N.I. number 824.654 -N, and Ms Beatriz Presmanes Zatarain, bearer of D.N.I. number 33.430.176 -K, on behalf of CAIXA

D’ESTALVIS DE CALUNYA, with registered office in Barcelona at Plaza Antonio Maura, 6 and with C.I.F. number G-O8169815, with sufficient powers to sign this agreement by virtue of the powers of attorney granted, respectively, before the civil law notary of Barcelona, Mr José Marqueño de Llano, on 30 September 2002, under protocol number 2.390 , and before the civil law notary of Madrid Mr Antonio Huerta Trolez, on 17 March 2006, under protocol number 775;

Mr Alonso Pablo López Álvarez, of legal age, bearer of D.N.I. number 30.459.034 -L, on behalf of CAJA DE AHORROS Y MONTE DE PIEDAD DE CORDOBA (CAJASUR), with registered office in Cordoba at Rua Nueva, 30-32 and with C.I.F. number G-14004485, with sufficient powers to sign this agreement by virtue of the powers of attorney granted before the civil law notary of Córdoba, Mr Carlos Alburquerque Llorens, on 15 April 2005, under protocol number 2.081;

Mr Alejandro Manzaneque Castellanos, of legal age, bearer of D.N.I. number 7.493.457 -B, on behalf of CAJA DE AHORROS Y MONTE DE PIEDAD DE NAVARRA, with registered office in Pamplona at Avenida de Carlos II el Noble, 8 and with C.I.F. number G-31001199-3, with sufficient powers to sign this agreement by virtue of the powers of attorney granted before the civil law notary of Pamplona, Mr Fernando Pérez Rubio, on 8 February 2006, under protocol number 204;

Mr Enrique Acedo Villanueva, of legal age, bearer of D.N.I. number 50.670.387, on behalf of BILBAO BIZKAIA KUTXA, with registered office in Bilbao at Calle Gran Vía, 30-32 and with C.I.F. number G-48412720, with sufficient powers to sign this agreement by virtue of the powers of attorney granted before the civil law notary of Bilbao, Mr Ignacio Linares Castrillón, on 14 September 1994, under protocol number 262;

Mr Eduardo Dato Ruíz, of legal age, bearer of D.N.I. number 050672418-Z, and Ms María Cristina Blanco Martínez, of legal age, bearer of D.N.I. number 013722807-H, on behalf of CAJA DE AHORROS DE SANTANDER Y CANTABRIA, with registered office in Santander at Plaza Velarde, 3, and with C.I.F. number G-39003785, with sufficient powers to sign this agreement by virtue of the powers of attorney granted, respectively, before the civil law notary of the notaries association of Burgos, Mr Javier Asín Zurita, on 31 March 2005, under protocol number 821;

Ms María-Paloma Antón Alonso, of legal age, bearer of D.N.I. number 51.403.443 -F, and Ms Belén de Dios Alonso, of legal age, bearer of D.N.I. number 50.833.473 -T, on behalf of CAJA DE AHORROS DE CASTILLA-LA MANCHA, with registered office in Cuenca at parque San Julián, 20, and with C.I.F. number G-16131336, with sufficient powers to sign this agreement by virtue of the powers of attorney granted, respectively, before the civil law notary of Cuenca, Mr Carlos de la Haza Guijarro, on 5 October 2006, under protocol number 1.972, and before the same civil law notary, on 31 January 2006, under protocol number 219;

Mr José Manuel Astudillo Rivas, of legal age, bearer of D.N.I. number 2495775-E, on behalf of CAJA DE AHORROS Y MONTE DE PIEDAD DE EXTREMADURA, with registered office in Cáceres at Calle San Pedro, 15, and with C.I.F. number G-10058618, with sufficient powers to sign this agreement by virtue of the powers of attorney granted before the civil law notary of Cáceres, Mr Luis Ruiz Ortigosa, on 15 April 2002, under protocol number 3.329;

Mr Alfonso Estrada Fernández-Hontoria, of legal age, bearer of D.N.I. number 50.829.764 -V, on behalf of CAJA DE AHORROS DE MURCIA, with registered office in Murcia at Calle Gran Vía Escultor Salzillo, and with C.I.F. number G-30010185, with sufficient powers to sign this agreement by virtue of the powers of attorney granted before the civil law notary of Murcia and of the notaries association of Albacete, Mr Carlos Peñafiel de Río, on 28 January 2005, under protocol number 369;

Mr Francisco Javier Aparici España, of legal age, bearer of D.N.I. number 816.375 -J, on behalf of CAJA DE AHORROS DE ASTURIAS, with registered office in Oviedo at Plaza de la Escandalera, and with C.I.F. number G-33-001884, with sufficient powers to sign this agreement by virtue of the powers of attorney granted before the civil law notary of Oviedo, Mr Teodoro Azaustre Torrecilla, on 22 April 2002, under protocol number 1.293;

Mr José-María Mota Moreno, of legal age, bearer of D.N.I. number 1.117.532 -P, and Ms María-José Pérez Juste, of legal age, bearer of D.N.I. number 52.797.100 -W, on behalf of BANCO DE VALENCIA S.A. with registered office in Valencia at Calle Pintor Sorolla, 2 y 4, and with C.I.F. number A-46002036, with sufficient powers to sign this agreement by virtue of the powers of attorney granted, respectively, before the civil law notary of Valencia, Mr Máximo Catalán Pardo, on 23 May 2002, under protocol number 1962, and before the same civil law notary, on 26 July 2002, under protocol number 3.146;

Hereinafter, and without prejudice to the provisions set forth later herein, these 25 entities shall be collectively referred to as “Lenders”;

Mr Pedro López-Quesada Fernández-Urrutia, bearer of D.N.I. number 50.812.595 -Y, on behalf of CITIBANK N.A, London Branch (“CITIBANK NA”), with registered office in London, United Kingdom at Citygroup Centre, Canada Square, Canary Wharf, London E14 5LB, and with C.I.F.* number N-0066134H, with sufficient powers to sign this agreement by virtue of the powers of attorney granted before the London notary, Mr Richard John Saville, on 22 March 2006, under protocol number 18/06;

Mr Juan Evaristo Fábregas Sasiain, of legal age, bearer of N.I.F number 14.880.020 -D, and Ms Myriam Cantero Suárez, of legal age, bearer of D.N.I. number 799.921 -G, on behalf of CALYON (“CALYON FR”), a French company with registered office in Paris at Défense 9, quai du President Paul Doumer and SIREN number 304 187 701 of the Companies Register of Nanterre, with sufficient powers to sign this agreement by virtue of a power of attorney granted by Jean-Paul Le Roy, Secretary of Calyon FR, on 16 July 2004;

Hereinafter, these entities shall be referred to in conjunction with SAN and CAJAMADRID as “Providers of Interest Rate Hedging Agreements”, and in conjunction with the Lenders as “Secured Creditors”.

Hereinafter, the Secured Creditors, SyV and the Borrower shall be collectively referred to as “Parties”.

WHEREAS

I.	The Borrower is a company wholly owned by SACYR VALLEHERMOSO, S.A. (“SyV”).

II.	On 11 October 2006, SAN, SyV and the Borrower signed a bridge loan agreement under which SAN granted to the Borrower a loan in the amount of up to ONE BILLION ONE HUNDRED MILLION EUROS (€1,100,000,000). Later, on 16 October 2006, SAN, SyV and the Borrower signed a further bridge loan agreement under which SAN granted to the Borrower a loan in the amount of up to ONE BILLION FIVE HUNDRED MILLION EUROS (€1,500,000,000). In addition, on 15 November 2006, Citibank International Plc, Sucursal en España and SyV signed another loan agreement for in an amount of up to EIGHT HUNDRED AND NINETY- FIVE MILLION EUROS (€895,000,000) (hereinafter, the three aforesaid three loans shall be referred to as “the “Bridge Loans”, and any of them as a “a Bridge Loan”).

III.	SAN and the Borrower executed a range of derivative instruments on shares in the company REPSOL YPF, S.A. (hereinafter, “REPSOL”). Moreover, Citigroup Global Markets, Ltd. and the Borrower executed a derivative instrument whose underlying assets were on shares in REPSOL (hereinafter, the aforesaid derivative instruments shall be referred to as “the “Derivatives”, and any one of them as “a “Derivative”).

IV.	The Bridge Loans and the Derivatives were granted to the Borrower and SyV. , and SyV provided the Borrower with capital in the amount of TWO HUNDRED MILLION EUROS (€200,000,000) so that the Borrower could acquire REPSOL shares on the market and pay the costs associated with such purchase.

V.	To repay the outstanding balances of the Bridge Loans (and for that purpose transfer to SyV the amount necessary to repay its Bridge Loan) and pay the costs of settlement of the Derivatives, if applicable, and of purchasing REPSOL shares, the Borrower has applied to a syndicate of credit institutions (“the Lenders”) for a loan of a maximum amount of FIVE BILLION ONE HUNDRED AND SEVENTY-FIVE MILLION EUROS (€5,175,000,000) (hereinafter, the “Loan Agreement”). The remainder of the price of the REPSOL shares required to acquire twenty point zero one percent (20.01%) of the share capital of REPSOL shall be financed by the execution of a subordinated loan agreement in the amount of [ONE BILLION, ONE HUNDRED AND SEVENTY- FOUR MILLION, SIX HUNDRED THOUSAND EUROS] ([€1,174,600,000]) granted by SyV to the Borrower (hereinafter, “the “Subordinated Loan”).

VI.	The Borrower has decided, furthermore, partly to hedge the interest rate risks associated with the Loan Agreement by the execution, on this day, of a range of framework agreements for financial transactions [contrato marco de operaciones financieras or CMOF] for entering into interest rate derivatives transactions with SAN, CALYON, CAJAMADRID and CITIBANK, NA (hereinafter, the “Interest Rate Hedging Agreements”).

VII.	The Lenders have agreed to enter into the Loan Agreement on the basis that there be executed, on this day and in one and the same act, this Subordinated Loan, the Interest Rate Hedging Agreements and a guarantee agreement providing a number of guarantees to assure the performance of the Loan Agreement and the Interest Rate Hedging Agreements (hereinafter, “the Guarantee Agreement”). The Loan Agreement, this Subordinated Loan, the Interest Rate Hedging Agreements and the Guarantee Agreement form part of a single and indivisible financial transaction and must be treated as causally connected and interlinked contracts for the purposes of non- performance, maturity and termination.

VIII.	Now, therefore, the Lenders, SyV and Borrower have agreed on the terms and conditions that shall govern the Guarantee Agreement referred to in Recital VII above, and the Parties agree to enter this agreement under and subject to the following

CLAUSES

1.	DEFINITIONS

In this agreement, terms in capital letters shall have the meaning set forth in Clause 1 of the Loan Agreement, both when used in singular and in plural, except if such terms appear defined in this agreement or if another meaning is expressly given to them.

2.	LIST OF GUARANTEES

2.1	Guarantees granted by Borrower

2.1.1	Guarantees of the Loan Agreement. The Borrower shall assure compliance with all payment obligations (including the repayment of the outstanding principal, the ordinary interest and late-payment interest, fees, taxes, expenses to be borne by the Borrower, legal fees and any other obligations assumed by the Borrower) under the Loan Agreement (hereinafter collectively referred to as “Guaranteed Loan Obligations”), by granting the following guarantees:

(a) Pledge on the REPSOL shares.

(b) Pledge on the credit rights held by the Borrower under the Interest Rate Hedging Agreements.

2.1.2	Guarantees of the Interest Rate Hedging Agreements. The Borrower shall assure compliance with all payment obligations (including ordinary payments, any payments arising from termination or early expiry, late-payment interest, fees, taxes, expenses to be borne by the Borrower, legal fees and any other obligations assumed by the Borrower) under the Interest Rate Hedging Agreements (hereinafter collectively referred to as “Guaranteed Hedging Obligations”), by the creation of a pledge on any remainder of the enforcement of the guarantees described in items (a) and (b) of Clause 2.1.1 above.

2.1.3	Guarantees of the Loan Agreement and of the Interest Rate Hedging Agreements. Borrower shall ensure compliance with the Guaranteed Loan Obligations and of the Guaranteed Hedging Obligations (hereinafter collectively referred to as “Guaranteed Obligations”), by the creation of a pledge on the balance of the Operating Account.

2.1.4	Unlimited asset liability. The guarantees mentioned in Clauses 2.1.1 to 2.1.3 shall be provided without prejudice to the unlimited asset liability of Borrower in the event of total or partial non- performance of the respectively Guaranteed Obligations, according to Article 1911 of the Spanish Civil Code.

2.2	Guarantees granted by SyV

2.2.1	Guarantees of the Loan Agreement. SyV shall assure compliance with all Guaranteed Loan Obligations by the creation of a pledge on all shares issued by the Borrower to which SyV has title.

Furthermore, SyV shall assure payment of the interest under the Loan Agreement and, as applicable, the settlement costs of the Interest Rate Hedging Agreements, by the creation of a demand guarantee.

2.2.2	Guarantees of the Interest Rate Hedging Agreements. SyV shall ensure compliance with the Guaranteed Hedging Obligations by the creation of a pledge on any remainder after enforcement of the guarantee described in the previous Clause.

Hereinafter, the guarantees described in this Clause 2.2, together with all the guarantees described in Clause 2.1 above shall be collectively termed “Guarantees”, and each one of them individually “Guarantee”.

2.3	Acceptance by the Secured Creditors

The Secured Creditors expressly accept all Guarantees granted in their favour under this agreement.

3.	REPRESENTATIONS AND WARRANTIES OF SyV AND BORROWER

The Secured Creditors enter into the Loan Agreement and the Interest Rate Hedging Agreements considering, among others, the following representations that SyV and Borrower make and the essential character of which the Secured Creditors acknowledge and accept, and which shall be considered tacitly to be renewed on the date on which a draw-down is made and on each starting date of an Interest Period of any of the Guaranteed Obligations:

a)	The Borrower and SyV are companies legally organised under the laws of Spain; that have the capacity to operate in order to fulfil all rights and obligations arising from this agreement; and their corporate objects permit them to enter into this legally binding transaction;

b)	The Borrower and SyV have adopted all resolutions and obtained all administrative, corporate or other authorisations necessary for the entering into and fulfilment of this agreement, in such a way that the obligations assumed hereunder are valid, binding and enforceable;

c)	Neither the signing of this Agreement nor the performance of any of the covenants contained in it violate or shall violate, constitute or shall constitute non-performance, have or shall have exceeded or breached any limitation, obligation or prohibition binding the Borrower or SyV or constraining the powers of its representatives, imposed by or contained in (i) any law, regulation or administrative resolution or court decision, to which or by which the Borrower or SyV or any of its assets are bound or affected, (ii) any document or regulation that contains or sets forth the articles of association of the Borrower or of SyV, or (iii) any agreement, covenant or other instrument to which the Borrower or SyV are party or from which a restraint for any of its assets results;

d)	SyV holds one hundred percent (100%) of shares in the Borrower and on the date of this agreement the shares are clear of any charge or encumbrance;

e)	Once the Derivatives have been settled, the Borrower shall hold 20.01% of the share capital of REPSOL, and on the date of this agreement the REPSOL Shares are clear of any charge or encumbrance.

4.     PLEDGE ON THE BALANCE OF THE OPERATING ACCOUNT

As collateral for the Guaranteed Obligations, the Borrower establishes a pledge on the money credited at any time to the Operating Account. Therefore, the pledge attaches to the balance of the Operating Account.

The Parties agree to submit the pledge to the rules under the Royal Law-Decree 5/2005, of 11 March, on urgent reforms to encourage productivity and improve government procurement (“RD 5/2005”).

4.1	Creation of the pledge

4.1.1	Confirmation in writing of the pledge. Entering into this agreement makes the pledge effective before third parties, as a financial collateral agreement, pursuant to Articles 1865 of the Spanish Civil Code and 8.1 of RD 5/2005.

The Agent, as depositary bank for the Operating Account, hereby acknowledges notice of the creation of the pledge pursuant to this Clause.

4.1.2	Subject matter of the pledge. The pledge shall be validly created on all and any amounts deposited into the Operating Account at any time. The amounts deposited into the Operating Account in the future shall be subject to this Guarantee.

4.1.3	Creation of the pledge. Pursuant to Articles 1863 of the Spanish Civil Code and 8.2 b) of RD 5/2005, the pledge shall be considered validly created from the time that any amount is deposited into the Operating Account.

4.2          Right to draw on the balance of the Operating Account

For the purposes of the provisions set forth in Article 9.2 of RD 5/2005, the Parties agree to grant the Lenders a right to withdraw the money subject to the financial guarantee, which amount shall be determined by the balance of the Operating Account.

In accordance with Article 9.2 in fine of RD 5/2005, the Agent, in the name of Lenders, may withdraw the money subject to the Guarantee, for the exclusive purpose of allocating that amount for the fulfilment of all Guaranteed Obligations. The Agent may withdraw the money subject to the Guarantee in order to pay such obligations upon maturity, whether in whole or in part, and whether such maturity is on schedule or early.

In the event that there are several obligations payable on the same maturity date, the Agent shall apply the balance of the Operating Account to the payment of the obligations referred to in the previous Clause proportionally to the amounts of the obligations that fall due on the same day.

5.           PLEDGE ON THE CREDIT RIGHTS HELD BY THE BORROWER UNDER THE INTEREST RATE HEDGING AGREEMENTS

As a guarantee of the Guaranteed Loan Obligations, the Borrower creates a pledge on all credit it might hold as a creditor under the Interest Rate Hedging Agreements, whether upon normal or early maturity.

5.1	Creation of the pledge

5.1.1	Creation of the pledge. Notice to the Providers of the Interest Rate Hedging Agreements. The pledge shall be created by the notarial authentication of this agreement. The Agent, CALYON, CAJAMADRID and CITIBANK NA, London Branch, in their capacity providers of the Interest Rate Hedging Agreements, as parties to this agreement and potential debtors of the credit rights subject to the pledge, acknowledge notice of the creation of the pledge.

5.1.2	Legal effect of the pledge before third parties. The authentication of this agreement makes the pledge effective before third parties, under the provisions of Articles 1526 and 1865 the Spanish Civil Code.

5.2	Payment for the credit rights subject to the pledge

As a consequence of the pledge created under this Clause, all credit rights that the Borrower may have by virtue of the Interest Rate Hedging Agreements which are subject to the guarantee shall be credited to the Operating Account. Payment made on another current account or in any other way shall not have releasing effects for the providers of the Interest Rate Hedging Agreements, and this is hereby confirmed for the purposes of Article 1527 the Spanish Civil Code.

5.3	Scope of the pledge

The pledge shall extend to all the civil benefits of the rights subject to the pledge, and particularly to the late-payment interest and indemnifications that may accrue for non payment or late payment of such credits.

6. DEMAND GUARANTEE PROVIDED TO SyV

In order to ensure the payment of any interest amount (ordinary interest or late-payment interest) accrued under the Loan Agreement and, as applicable, the settlement costs under the Interest Rate Hedging Agreements, SyV grants this demand Guarantee or on-request Guarantee in favour of the Lenders, under the terms provided in this Clause.

6.1	Demand or on-request guarantee. Waiver of pleas

6.1.1	Independent guarantee. For all purposes, this Guarantee shall be governed by commercial law and is an autonomous and independent obligation and not supplementary to the Guaranteed Obligations set forth in the first paragraph of Clause 6.

6.1.2	Waiver of exceptions. As a consequence of the autonomous and independent nature of this Guarantee, SyV expressly waives any benefits of priority, division and excussion that it may have against the Borrower and waives all and any of the exceptions the Borrower or SyV may have against one, several or all the Lenders or that may arise from the Lenders’ relations with SyV.

6.2	Demand for performance against SyV

The Agent, in the name of the Lenders, may demand performance from SyV of this demand Guarantee at any time. Therefore, it is sufficient for the Agent by any verifiable means to demand payment by SyV, without SyV having the right to demand that the Agent make such demand by a certain form or with any formalities.

Such demand shall contain (i) the amount of the payment demanded by the Agent from SyV and (ii) a list of the obligations making up such amount (amounts due by the Borrower for ordinary interest or late-payment interest).

Upon receipt of the demand, SyV shall pay Agent, into the current account designated by the Agent, the amount requested by the Agent, within two (2) Business Days following the demand.

6.3	Survival of the demand Guarantee

As a consequence of the autonomous and independent nature of this demand Guarantee, it shall survive and produce all legal effects in all the events set forth in Clause 6.3.

6.3.1	Corporate changes to the Borrower. The demand Guarantee shall continue to secure the full amount of the payment obligations for interest accrued under the Loan Agreement, in the event of merger, spin-off, change in corporate identity or any corporate changes that the Borrower may undergo.

6.3.2	Modification to the obligations secured by the Guarantee. The demand Guarantee shall continue to secure the full amount of the payment obligations for interest accrued under the Loan Agreement in the event of a modification to or novation of the Loan Agreement, or of any renegotiations or deadline extension of the aforementioned interest payment obligations.

6.3.3	Declaration of Insolvency of Borrower. The demand Guarantee shall continue to secure the full amount of the payment obligations for interest accrued under the Loan Agreement in the event that a court declares the Borrower insolvent.

6.3.4	Arrangements with creditors. The content and scope of the demand Guarantee shall not be affected by the making of any insolvency agreement between the Borrower and its creditors under Article 135 of the Ley Concursal (“the Insolvency Law”), even if the Lenders vote in favour of such agreement. Neither shall the content and scope of the demand Guarantee be affected or modified by the making of any arrangement between the Borrower and its creditors outside insolvency proceedings.

6.4	Relations between the Borrower and SyV

6.4.1	Waiver of the release of the demand Guarantee or provision of counter guarantees. SyV waives the pursuit of legal actions against the Borrower for the purpose of obtaining (i) the release of the demand Guarantee, or (ii) the provision of counter guarantees by the Borrower or any third party for and on behalf of the Borrower.

6.4.2	Subordination agreement. Waiver of legal actions. Any reimbursement right that SyV may have against the Borrower for the amounts paid under the demand Guarantee shall be subordinated to the credit rights of the Lenders arising out of the Loan Agreement.

For the purposes of this undertaking of subordination, up until payment in full or fulfilment of all payment obligations for interest arising from the Loan Agreement, SyV assumes the following obligations in the event that SyV has partially satisfied payment obligations for interest arising from the Loan Agreement:

(i)	SyV waives any claim against the Borrower for any amount, and waives the exercise of any right or legal action, whether in court or out of court, direct or indirect, against the assets of the Borrower, and directed at the recovery of the amounts satisfied by the demand Guarantee.

This waiver and the waivers contained in the following items (ii) and (iii) are made for the benefit of the Lenders. Therefore, the Agent may hold non-performance therewith against SyV on behalf of the Lenders.

(ii)	In the event that the Borrower is declared insolvent, SyV acknowledges that the Lenders may request their inclusion in the list of creditors for the credit regarding the rest of the payment obligations concerning interest arising out of the Loan Agreement and pending payment, and of entire amount that, by reimbursement or share of joint liability [cuota de solidaridad], pertains to SyV due to the partial payment made, under Article 87.7 of the Insolvency Law.

The above shall in no event limit the rights of the Lenders arising out of the demand Guarantee and particularly the possibility to demand from SyV the amount remaining of the payment obligations regarding the interest under the Loan Agreement, under Clause 6.2 above.

(iii)	In view of its legal status as a person especially related to the Borrower (pursuant to Articles 92.5 and 93 of the Insolvency Law), SyV waives the exercise of any measures for the reimbursement or collection through subrogation in relation to the Borrower when insolvent, in order to avoid any potential rating as subordinated of the Lenders’ credits against the Borrower, under Article 87.6 of the Insolvency Law.

7.	PLEDGE ON THE REPSOL SHARES

As a guarantee for the Guaranteed Loan Obligations, Borrower creates a pledge on the REPSOL Shares under its ownership.

The Parties agree to submit the pledge to the rules under RD 5/2005.

7.1	Creation of the pledge

7.1.1	Confirmation regarding the full ownership of the Shares. For the purposes of the provisions set forth in Article 1857.2 of the Spanish Civil Code, the Borrower represents that it is the full owner of ONE HUNDRED AND SIXTY MILLION, TWO HUNDRED AND FIFTY- ONE THOUSAND, SIX HUNDRED AND SIX (160,251,606) REPSOL Shares (“REPSOL Shares”), tradable in the Securities Markets and in the Spanish Stock Market Interchange System [Sistema de Interconexión Bursátil Español] (SIBE) and deposited in the securities account held in the name of Borrower with SANTANDER INVESTMENT, S.A., a participant in the “Sociedad de Gestión de los Sistemas de Registro, Compensación y Liquidación de Valores, S.A.” (“Iberclear”).

The Borrower represents that, on the date of this agreement, the REPSOL shares are clear of any charge or encumbrance. Moreover, the Borrower exhibits the certificate of ownership (“Certificate of Ownership”) required under Royal Decree 116/1992 of 14 February 1992, on the representation of securities by book entries and clearing and settlement of securities market transactions (“RD 116/1992”), to the attesting civil law notary, and delivers it hereby to the Agent.

7.1.2	Notarial authentication of the pledge. The notarial authentication of this agreement makes the pledge effective before third parties, pursuant to Articles 1865 of the Spanish Civil Code and 8.1 of RD 5/2005.

7.1.3	Transfer of possession. For the purposes of creating a valid pledge, pursuant to Articles 1863 of the Spanish Civil Code and 8.1 of RD 5/2005, the handover or transfer of possession of the REPSOL Shares to the Lenders is carried out by recording the pledge in the corresponding accounting record.

To this end, the Parties hereby request that SANTANDER INVESTMENT, S.A., as the depositary institution for the REPSOL Shares and member of Iberclear, record the creation of this pledge in the corresponding register of book entries. Likewise, the Parties request that once the pledge has been recorded in its books, SANTANDER INVESTMENT, S.A. issue, through a duly authorised person, a certificate of possession in favour of the Agent, certifying the registration of the pledge on the REPSOL Shares.

By virtue of the pledge created in their favour, the Lenders accept and obtain possession of the REPSOL Shares, pursuant to the provisions set forth in Article 10 of the Ley 24/1988 de 28 de julio, del Mercado de Valores (“the Securities Market Law”) and in Article 13 of Royal Decree 116/1992.

7.2	Exercise of the rights arising out of the REPSOL Shares

7.2.1	Economic rights of the REPSOL Shares. The economic rights of the REPSOL Shares shall rest with Borrower, without prejudice to the pledge under Clause 7.3.2 below.

7.2.2	Voting rights of the REPSOL shares. The Borrower shall be entitled to the voting rights of the REPSOL shares that shall be exercised by the Borrower in such a way as properly to fulfil the Guaranteed Loan Obligations.

7.3	Scope of Pledge

7.3.1	Scope of the pledge by subrogation. The pledge shall automatically extend to any shares, holdings, securities or other assets (including cash) into which the REPSOL Shares are converted under any expropriation, merger, change in corporate identity, split, swap, capital reduction or dissolution and liquidation of REPSOL.

If while the pledge is in effect there is a capital increase and the Borrower decides to waive its right to preferred subscription, it must notify the Agent at least fifteen (15) Business Days in advance of the deadline to exercise the right of preferred subscription. The Agent shall be authorised to undertake the necessary actions on behalf of the Borrower in order to sell the corresponding subscription rights to third parties, applying the proceeds to early repayment of the Loan Agreement, in accordance with the provisions set forth in Clause 5.3 thereof.

7.3.2	Antichretic nature of the pledge. The pledge shall extend to dividends, interim dividends and payouts made by REPSOL to the Borrower, and in general to any other economic return arising from the REPSOL Shares.

Any amount allocated by REPSOL as dividends or interim dividends must be deposited in the Operating Account, which shall be the cash account linked to the Securities Account.

7.4	Extension of the scope of the pledge to new REPSOL shares purchased in the future

7.4.1	Extension of the scope of the pledge to REPSOL shares purchased in the future. As set forth in Article 10 of RD 5/2005, the Parties agree that all REPSOL shares that are purchased by the Borrower shall be considered to be part of the pledge, and shall be treated as being subject to the pledge as from the date of this agreement.

7.4.2	Formalisation of the extensions. Without prejudice to the automatic character of the extension indicated in Clause 7.4.1 and the provisions set forth in Clause 7.6, the Borrower undertakes to formalise the pledge extensions, within the shorter period of time of the following: (i) three (3) Business Days from the provision of a drawdown under the Loan Agreement, or (ii) the shortest term set forth by the legislation applicable to clearing and settlement of securities transactions traded on official Spanish secondary markets.

Within that period, the Borrower shall formalise the extensions in terms similar to those provided in this agreement following the agreement model attached hereto as Annex 7.4.

7.4.3	Beneficiaries of the pledges. The Borrower shall establish the extension in favour of the Lenders that are parties to the Loan Agreement on the date said guarantees are provided.

7.4.4	Powers in favour of the Agent. Under this agreement, Borrower unconditionally and irrevocably invests the Agent with sufficient powers to perform, for and on behalf of the Borrower, the following acts, if the Borrower fails to perform them within two (2) Business Days from the end of the applicable period of time as set forth in the first paragraph of Clause 7.4.2: (i) issue, before the civil law notary in the name of Borrower, the pledge extension model that is attached to Annex 7.4 to this agreement and any other public and private documents that are necessary or convenient to create the aforementioned pledge extension, (ii) perform any prior acts that are necessary or convenient (including, among others, the appointment of the attesting civil law notary, and the request to provide the necessary documentation for the issue of the pledge extension document) for the execution of the aforementioned extensions, and (iii) conclude all acts, formalities, filings, notices and requests that are deemed convenient in order to fulfil the indicated purpose. To the extent reasonably possible, the Agent shall ensure that the Intervening Notary is the Notary before whom this agreement is authenticated.

The power granted by the Borrower to the Agent shall expressly provide for the possibility of self-dealing by the attorney-in-fact. Under Article 1721 of the Spanish Civil Code, the power granted includes the authority to substitute the attorney-in-fact with such Secured Lender as may be designated as the new Agent.

7.5	Restricted availability of the REPSOL Shares

For the purposes of Article 9 of RD 5/2005, Borrower shall not be granted the right to dispose of the REPSOL Shares, and, therefore, may not sell, assign, exchange, encumber or transfer the REPSOL shares in any other way, except as provided in Clause 16.3.2 of the Loan Agreement.

Likewise, the Borrower may not transfer the deposit and/or the registration of the REPSOL shares to a depositary bank other than SANTANDER INVESTMENT, S.A. without the prior unanimous authorisation in writing from the Lenders. In that event, the Borrower shall send to the Agent a new certificate of ownership identical to the one mentioned in Clause 7.1.3 above, issued by the new depositary bank. The expenses and fees that shall be paid to SANTANDER INVESTMENT, S.A. due to the deposit and registration of the REPSOL shares (while the REPSOL shares remain pledged under this agreement) shall be borne by the Borrower.

7.6	Extension of the pledge to new REPSOL shares purchased on the draw-down date of the Loan

On the draw-down date of the Loan and in connection with such act, the Borrower shall create, on the REPSOL shares that shall be purchased and credited to the Securities Account on that date, (i) a pledge to ensure the fulfilment of the Guaranteed Loan Obligations and a pledge on any amount that corresponds to the remainder of the enforcement, as a consequence of the enforcement of the pledge issued on the REPSOL shares purchased on the draw-down date of the Loan.

The pledge on the new REPSOL shares and on the remainder of any enforcement thereof shall be done pursuant to the pledge model that is attached hereto as Annex 7.6.

7.7	Valuation of the REPSOL Shares

For the purposes of enforcing the pledge, the REPSOL shares are valued at FIVE BILLION ONE HUNDRED AND SEVENTY-FIVE MILLION EUROS (€5,175,000,000).

8.	PLEDGE ON THE REMAINDER OF ENFORCEMENT OF THE PLEDGE ON REPSOL SHARES

As security for the Guaranteed Hedging Obligations, the Borrower creates a pledge on any amount to which it may be entitled as a remainder of enforcement, as a consequence of the enforcement of the pledge granted on REPSOL Shares.

8.1	Creation of the pledge

8.1.1	Creation of the pledge. Notice to potential debtors. The pledge shall be created by the notarial authentication of this agreement. The Lenders, in their capacity as pledge holders and beneficiaries of the pledge on the REPSOL Shares, hereby acknowledge notice of the creation of the pledge.

8.1.2	Legal effect of the pledge before third parties. The notarial authentication of this agreement makes the pledge effective before third parties pursuant to the provisions of Article 1865 of the Spanish Civil Code.

8.2	Payment of the rights subject to the pledge

As a consequence of the pledge created under this Clause, any amount that the Borrower may receive as a remainder of the enforcement of the pledge on the REPSOL Shares must be paid into the Operating Account, for application thereof by the Agent to payment of the Guaranteed Hedging Obligations, under the provisions hereunder.

8.3	Promise of pledge

8.3.1	Promised guarantee. Under Article 1862 of the Spanish Civil Code and the provisions set forth in Clause 7.4.2 above, and in guarantee of the Guaranteed Hedging Obligations, the Borrower promises and undertakes to provide guarantees on any amount to which the Borrower may be entitled as a remainder of enforcement, as a consequence of the enforcement of the pledge granted on the REPSOL Shares to be acquired in the future.

8.3.2	Formalisation of the pledge. The Borrower undertakes to formalise the promise of pledge in the extension document referred to in Clause 7.4.2 above, and under the terms and conditions provided therein.

8.3.3	Power of attorney for the Agent. Under this agreement, the Borrower shall issue an unconditional and irrevocable power of attorney to the Agent with sufficient power to carry out the following actions, for and on behalf of the Borrower, if within a period of two (2) Business Days after the deadline provided in the first paragraph of Clause 7.4.2 the Borrower fails to fulfil them: (i) to execute, in the presence of a Notary and in the name of the Borrower, the model for the extension of the pledge attached hereto as Annex 7.4, and any other public and private documents necessary or appropriate for creating the aforementioned pledge, (ii) to undertake any necessary or appropriate preliminary actions (including, inter alia, the appointment of the intervening Notary, and the request and filing of documentation required to execute the promise of pledge), to execute the aforementioned extensions, and (iii) to carry out all appropriate actions, procedures, filings, notices and summons with the aim of fulfilling the indicated purpose. To the extent reasonably possible, the Agent shall ensure that the attesting Notary is the Notary before whom this agreement is authenticated.

The power granted by the Borrower to the Agent shall expressly provide for the possibility of self-dealing by the attorney-in-fact. Under Article 1721 of the Spanish Civil Code, the power granted includes the authority to substitute the attorney-in-fact with such Secured Lender as may be designated as the new Agent.

9.	PLEDGE ON BORROWER’S SHARES

As security for the Guaranteed Loan Obligations, SyV creates a pledge on all shares in the Borrower owned by SyV.

The Guarantee provided by SyV in this Clause is in guarantee of another’s debt, under the provisions set forth in the last Clause of Article 1857 of the Spanish Civil Code. In the event of enforcement of the Guarantee, the liability of SyV shall be limited to the amount obtained through enforcement.

9.1	Creation of the pledge

9.1.1	Proof of full title to the shares. For the purposes of the provisions set forth in Article 1857.2 of the Spanish Civil Code, SyV declares that it holds full title to two hundred million (200,000,000) common corporate shares, equal, accruable, indivisible and paid in, representing the share capital of the Borrower, each with a par value of ONE EURO (€1). Such shares represent one hundred percent (100%) of the Borrower’s shares (“Shares”).

SyV declares that its full title to the Shares has been acquired as follows:

(i)	Shares numbered and including 1 to 3,006 belong to SyV under the articles of association of the Borrower executed on 1 August 2006, with record number 1.379, authorised by the Notary of Madrid, Mr Ignacio Martínez-Echevarría y Ortega, and registered in the Companies Register of Madrid, in Book 23.033, Folio 104, Section 8, Sheet M-412619, Entry 1.

(ii)	Shares numbered and including 3007 to 200,000,000, belong to SyV under the deed for capital increase of the Borrower, granted on 1 December 2006, with record number 2.532, authorised by the Notary of Madrid, Mr José Carlos Otero Fernández, and registered in the Companies Register of Madrid, in Book 23.033, 105, Folio 105, Section 8, Sheet M-412619, Entry 2.

(Hereinafter, the aforementioned deeds, as they are titles of ownership pertaining to SyV, shall be referred to as the “Certificates of Ownership”). SyV presents the Certificates of Ownership to the attesting Notary.

SyV declares that on the date of this agreement, the Shares are clear of any charge or encumbrance.

9.1.2	Notarial authentication of the execution of the pledge. The notarial authentication of the execution of this agreement makes the pledge effective before third parties, pursuant to Articles 1863 and 1865 of the Spanish Civil Code.

9.1.3	Registration of the pledge in the shareholders’ register. Under Article 27.1 of the Ley de Sociedades de Responsabilidad Limitada (“the Limited Liability Companies Law”), Mr Santiago del Pino Aguilera, in his capacity as joint and several director of the Borrower, shall proceed with the registration of the creation of the pledge in the shareholders’ register, and hereby issues and delivers a certification to the Agent certifying said registration.

9.1.4	Record of the creation of the pledge on the Certificates of Ownership. The Parties hereby request that the Intervening Notary provide a stamped note in the margin of the Certificates of Ownership indicating the creation of the pledge.

9.2	Exercise of rights inherent to the Shares

9.2.1	Economic rights of the Shares. The economic rights of the Shares shall rest with SyV, without prejudice to the antichretic features of the pledge pursuant to Clause 9.3.2 below.

9.2.2	Voting rights of the Shares. The voting rights of the Shares shall rest with SyV, and shall be exercised thereby in a manner conducive to proper compliance with the Guaranteed Loan Obligations.

9.3	Scope of the pledge

9.3.1	Scope of the pledge by subrogation. The pledge shall automatically extend to any shares, holdings, securities or other assets (including cash) into which the Shares are converted under any expropriation, merger, change in corporate identity, split, swap, capital reduction or dissolution and liquidation of the Borrower.

9.3.2	Antichretic nature of the pledge. The pledge shall extend to dividends and allocations made by the Borrower to SyV, and in general to any other economic return arising from the Shares.

9.3.3	Extension in case of capital increase by the Borrower. In the event that the Borrower implements a capital increase by issuing new shares, the pledge shall automatically extend to the new shares subscribed by SyV, such that the Borrower’s share capital owned by SyV shall at all times be one hundred percent (100%) pledged.

In the event of a capital increase by the Borrower by issuance of new shares, SyV undertakes to subscribe all of the shares to which it has a right.

9.3.4	Formalisation of the extensions. Without prejudice to the automatic nature of the extensions indicated in Clause 9.3, SyV undertakes to formalise any emerging extensions of the scope of the pledge if so required by the Agent, and within a period of five (5) Business Days from said request by the Agent. In such event, SyV must formalise the extensions in terms analogous to those provided in this agreement, and following the contract model attached as Annex 9.3 hereto.

9.3.5	Powers granted to the Agent. Under this agreement, SyV unconditionally and irrevocably grants the Agent sufficient power, for and on behalf of SyV, to undertake the following actions, if they are not undertaken by SyV within a period of two (2) Business Days from the course of the applicable period provided in Clause 9.3.4: (i) to execute in the name of SyV, before a Notary, the model for the pledge extension attached hereto as Annex 9.3, and any other public and private documents necessary or appropriate for giving the aforementioned pledge extension, (ii) to undertake any necessary or appropriate preliminary actions (including, inter alia, the designation of the intervening notary, and the request and filing of documentation required to grant the promise of pledge), to grant the aforementioned extensions, and (iii) to carry out all appropriate actions, procedures, filings, notices and summons with the aim of fulfilling the indicated purpose. To the extent reasonably possible, the Agent shall ensure that the intervening notary is the notary before whom this agreement is authenticated.

The power granted by the Borrower to the Agent shall expressly provide for the possibility of self-dealing by the attorney-in-fact. Under Article 1721 of the Spanish Civil Code, the power granted includes the authority to substitute the attorney-in-fact with such Secured Lender as may be designated as the new Agent.

9.3.6	Loss of the pledge by actions of SyV. SyV shall be considered to have caused a reduction or loss in the accounting value of the pledge in the event of any of the following circumstances:

(i) When SyV votes in favour of a capital reduction of the Borrower by restitution of contributions, and said corporate resolution is adopted and executed.

(ii)	When SyV votes in favour of a capital increase of the Borrower by excluding the right of pre-emption of the new shares, and said corporate resolution is adopted and executed.

(iii)	When SyV votes in favour of a capital increase of the Borrower, does not fulfil its obligation to subscribe all of the shares to which it has a right, and such shares or part thereof are subscribed by a third party.

(iv)	When SyV accepts cash as dividends or other economic rights of the Shares.

(v)	When SyV fails to comply with its obligation to execute the extension documents of the Pledges referred to in Clause 9.3.4 above, once they have been requested in writing by the Agent.

Under the aforementioned circumstances, without prejudice to any claim for damages against SyV for non-performance of its obligations, the Lenders may declare the early termination of the Loan Agreement, under Article 1129.3 of the Spanish Civil Code and Clause 17 of the Loan Agreement.

9.4	Transfer of Shares prohibited

SyV undertakes not to transfer the Shares in any manner, in whole or in part.

9.5	Valuation of the Shares

For the purposes of enforcement of the pledge, the Shares shall be valued at FIVE BILLION, ONE HUNDRED AND SEVENTY-FIVE MILLION EUROS (€5,175,000,000).

9.6	Subordination of SyV before the Lenders

In the event that the pledge on the Shares is enforced, any right to reimbursement held by SyV against the Borrower shall be subordinated to the complete payment of or compliance with the Loan Agreement and the Interest Rate Hedging Agreements. SyV hereby waives the right to any legal action against the Borrower, in court or out of court, for the purpose of collecting or recovering, in whole or in part, the debt of the Borrower paid by SyV.

10.	PLEDGE ON THE REMAINDER OF THE ENFORCEMENT OF THE PLEDGE ON THE SHARES

In guarantee of the Guaranteed Hedging Obligations, SyV establishes a pledge on any amount to which SyV may be entitled as a remainder of enforcement, as a consequence of the enforcement of the pledge granted on the Shares.

The Guarantee created by SyV in this Clause is in guarantee of another’s debt, under the provisions set forth in the last paragraph of Article 1857 of the Spanish Civil Code. In the event of enforcement of the Guarantee, the liability of SyV shall be limited to the amount obtained through enforcement.

10.1	Creation of the pledge

10.1.1	Creation of the pledge. Notice to potential debtors. The pledge shall be created by the notarial authentication of this agreement. The Lenders, in their capacity as pledge holders and beneficiaries of the pledge on the REPSOL Shares, hereby acknowledge notice of the creation of the pledge.

10.1.2	Legal effect of the pledge before third parties. The authentication of this agreement makes the pledge effective before third parties, under the provisions of Article 1865 of the Spanish Civil Code.

10.2	Payment of the rights subject to the pledge

As a consequence of the pledge created under this Clause, any amount that the SyV should receive as a remainder of the enforcement of the pledge on the Shares must be subscribed in the Agent’s bank account as designated thereby, for application thereof by the Agent to payment of the Guaranteed Hedging Obligations, under the provisions hereof.

11.	PROMISE OF GUARANTEES ON ASSETS

11.1	Creation of the promise of guarantees

In order to ensure compliance with the Guaranteed Obligations, SyV undertakes to provide guarantees under the terms of this Clause.

11.1.1	Triggering events. SyV promises and undertakes to provide Guarantees in any of the following events:

(i) The Value-to-Loan Ratio decreases below the percentage laid down in Clause 4.1(v) of the Loan Agreement, on the draw-down date of the Loan and for three (3) consecutive Business Days, if the Borrower has not provided the required guarantees within the period laid down in Clause 4.1(v).

(ii) The Value-to-Loan Ratio decreases below the percentage laid down in Clause 16.6.2 of the Loan Agreement for three (3) consecutive Business Days, the Loan Agreement being in effect; or

(iii) The Value-to-Loan Ratio decreases below 123%, on the Final Maturity Date and provided the Loan Agreement has not been subject to a bank refinancing.

11.1.2	Promised guarantees. Under Article 1862 of the Spanish Civil Code, SyV promises and undertakes to provide guarantees on (i) cash, pursuant to Clause 11.2, below, or (ii) shares, pursuant to Clause 11.3, below. SyV shall have the right to choose either form of guarantee in fulfilment of this Clause 11.

11.1.3	Guarantee date. SyV shall provide the guarantees (i) on the last of the three (3) Business Days referred to in Clauses 11.1.1 (i) and (ii), or (ii) on the Final Maturity Date, in the event set forth in Clause 11.1.1 (iii).

On the second (2nd) of the three (3) Business Days referred to in Clauses 11.1.1 (i) and (ii), SyV shall notify the Agent of the type of guarantees that it shall provide (on cash or on shares), and, if on shares, the type of Eligible Shares and the quantity that shall be subject to pledge.

11.1.4	Beneficiaries of the pledges. SyV shall provide the guarantees in favour of those Lenders that are parties to the Loan Agreement on the date of the grant of such guarantees. Likewise, SyV shall provide, in favour of the Providers of the Interest Rate Hedging Agreements, guarantees on the remainder of the enforcement of the assets given as security for the Lenders in accordance with this Clause 11.

11.2	Promise of guarantees on cash

11.2.1	Pledge on cash. If SyV decides to fulfil its obligation by giving a pledge on the balance of the bank account opened with the Agent, it must follow the model attached hereto as Annex 11.2.

11.2.2	Provision of Subordinated Debt. If SyV decides to fulfil its obligation by providing Subordinated Debt in favour or the Borrower, it must follow the subordinated loan model attached hereto as Annex 11.2.2. In that event, the Subordinated Debt shall be incorporated into the Operating Account and SyV shall provide, at the same time, a pledge on the credit rights to reimbursement of the Subordinated Debt, following the model attached hereto as Annex 11.2.2 bis.

11.2.3	Contribution of capital. If SyV decides to fulfil its obligation by contributing capital to the Borrower, it must give a pledge on the assumed shares, following the model attached hereto as Annex 9.3.

11.3	Promise of pledge on shares

11.3.1	Pledge on Eligible Shares. If SyV decides to fulfil its obligation by giving a pledge on new shares, it must follow the model attached hereto as Annex 7.4.

11.3.2	Contribution of Eligible Shares. If SyV decides to fulfil its obligation by contributing new shares to the Borrower, it must adopt the corporate resolutions and undertake the necessary actions for executing said contribution in kind to the Borrower. In that event, the Borrower shall give a pledge on the contributed shares, following the model attached hereto as Annex 7.4.

11.3.3	Eligible Shares. SyV may only fulfil the obligations assumed in Clause 11 by providing or giving guarantees on the following shares (“Eligible Shares”):

(i) Shares issued by EIFFAGE, S.A. (“Eiffage Shares”), when (a) such shares are traded in an official secondary market in France, (b) the stock-market free float of the company is greater than or equal to 35% of its share capital, or the market value of the free float is greater than ONE BILLION EUROS (€1,000,000,000), regardless of the percentage represented by said free float, and (c) the Borrower has complied with the obligations set forth in Clause 16.5.13 of the Loan.

(ii) Shares issued by ITINERE INFRAESTRUCTURAS, S.A.U. or by the company resulting from a merger with ITINERE INFRAESTRUCTURAS, S.A.U. (“Itinere Shares”), when (a) such shares are traded in an official secondary market in Spain, and (b) the stock-market free float of the company is greater than or equal to 35% of its share capital, or the market value of the free float is greater than ONE BILLION EUROS (€1,000,000,000), regardless of the percentage represented by said free float.

(iii) Shares issued by TESTA INMUEBLES EN RENTA, S.A. (“Testa Shares”), when (a) such shares are traded in an official secondary market in Spain, and (b) SyV has provided the Lenders with a valuation report on real estate assets for the company, issued by a prestigious valuation ]company on an annual basis, within the first four (4) months of each calendar year.

In addition to the foregoing, TESTA INMUEBLES EN RENTA, S.A. may have a free float that complies with any of the alternatives set forth in Clause (b) of Clauses (i) and (ii) above. In that event the provisions set forth in Clause 11.4.3 below shall not apply.

(iv) Any other shares, when (a) such shares are traded in an official secondary market in Spain, and (b) they have been considered unanimously to be satisfactory by the Lenders.

For the purposes of the provisions set forth in the foregoing Clauses, the value of any of the Eligible Shares shall be calculated by applying the Market Value of the Eligible Shares.

11.3.4	Right of substitution of Eligible Shares. In the event that SyV has provided guarantees on Testa Shares, the Lenders shall have the right to request that SyV substitute the guarantees granted on Testa Shares and provide new guarantees on Eiffage Shares or Itinere Shares (unless such shares have been subject to a prior pledge in favour of third-party creditors), for an amount required to comply with the provisions of Clause 11.4, below.

11.4	Contribution limits

11.4.1	Total contribution limit. General rule. Without prejudice to the provisions set forth in Clause 11.4.5, the total value of the guarantees provided by SyV under Clause 11 shall not exceed ONE BILLION, TWO HUNDRED AND SEVENTY-FIVE MILLION EUROS (€1.275.000.000).

All contributions or Guarantees provided by SyV directly or indirectly (through the Borrower) in compliance with the provisions laid down in Clause 4.1(v) of the Loan Agreement shall be excluded from the limit laid down in the foregoing Clause.

11.4.2	Individual contribution limit. General rule. SyV shall provide guarantees for the amount necessary for the Value to Loan Ratio to be greater than or equal to the applicable resulting percentage of those laid down in Clause 11.1.1 above.

11.4.3	Individual contribution limit. Exception. In the event that SyV were to provide a guarantee on Testa Shares and on the date the guarantee is granted such shares have not complied with the free float requirements laid down in Clauses (b) of Clauses 11.3.3 (i) and (ii) above, the amount of the guarantee to be provided shall be greater than or equal to 125% of the amount necessary to comply with the applicable resulting percentage of those laid down in Clause 11.1.1 above.

11.4.4	Expenses. SyV shall add, to the amounts laid down in Clauses 11.4.2 y 11.4.3 above, the amounts required to cover expenses (including notary and registration fees) and taxes that may accrue for the provision, substitution and cancellation of guarantees, such that the effective value of the guarantees provided is free of any deduction, withholding, tax, fee or charge.

11.4.5	Supplementary contribution. If SyV had provided guarantees on Eligible Shares and enforcement thereof had been agreed pursuant to this agreement, for the payment of the Guaranteed Obligations, SyV shall be required to pay the Lenders the difference, when a positive number, between (i) the market value of the Eligible Shares on the date the guarantees are executed, and (ii) the amount obtained for the enforcement of the Eligible Shares. SyV shall pay such difference to the Lenders within two (2) Business Days, provided that it is so requested by the Agent.

11.5	Ownership of liquid assets

For the purpose of guaranteeing compliance with its obligations to provide guarantees, as laid down in Clause 11, SyV shall remain responsible for maintaining the availability of cash or the ownership of Eligible Shares, clear of any charge or encumbrance, in an amount no less than ONE BILLION EUROS (€1,000,000,000), under the terms laid down in Clause 11.5. Such amount shall be reduced proportionately in the event that SyV has provided guarantees in compliance with Clause 11.

11.5.1	Ownership of Eligible Shares. SyV may fulfil its obligation to maintain ownership of the Eligible Shares (excluding Eiffage Shares) by depositing them in a securities account opened in the name of SyV (i) with the institution SANTANDER INVESTMENT, S.A. or with the Agent, or (ii) with any other depositary institution that is a member of Iberclear, but in that event it shall provide the Agent a certificate of ownership issued by that depositary institution that is a member of Iberclear, certifying SyV’s absolute ownership of the Eligible Shares, clear of any charge or encumbrance, for the amount committed at the given time.

SyV may fulfil its obligation to maintain ownership of the Eiffage Shares, by depositing them in the French Securities Account, and shall provide the Agent with a certificate of document subject to French law issued by CALYON, as an institutional member of the clearing and settlement system of the Paris Stock Exchange, certifying SyV’s absolute ownership of the Eiffage Shares, clear of any charge or encumbrance, for the amount committed at the given time.

Pursuant to the provisions set forth in Article 19.2 of Royal Decree 116/1992, SyV must obtain and provide the Agent with a new certificate of ownership, during the Business Day following the date of expiration of the certificate of ownership that had already been submitted to the Agent in compliance with the first paragraph of this Clause.

11.5.2	Cash availability. SyV may fulfil its obligation to maintain cash available by (i) depositing cash with the Agent, paid as a cash deposit or from a current account opened in the name of SyV, or (ii) certifying the availability of credit lines with content satisfactory to the Secured Creditors, and in that event a copy of such agreements must be submitted to the Agent, which shall include (a) the authorisation of availability of the credit lines in favour of the Agent, in the name of SyV, and (b) the commitment of the institutions granting the credit lines to notify the Agent on the same Business Day of any drawing made on the credit lines by SyV.

11.6	Release of guarantees

If SyV has provided guarantees in compliance with this Clause (11) or Clause 4.1(v) of the Loan Agreement, and as a consequence the Value to Loan Ratio exceeds the applicable resulting percentage of those laid down in Clause 11.1.1 above for three (3) consecutive Business Days, the Lenders undertake to release the guarantees provided by SyV in compliance with Clause 11, on the next Assessment Date, and in that part necessary to reestablish the Value to Loan Ratio at the applicable resulting percentage of those laid down in Clause 11.1.1 above.

12.	COMMON LEGAL FRAMEWORK FOR GUARANTEES

12.1	Agreement for apportionment or attribution of the product of enforcement of the Guarantees

The Borrower, SyV and the Secured Creditors expressly agree that the result of the enforcement of the Guarantees shall be applied jointly and proportionately to the payment of all payment obligations arising from the Guaranteed Obligations included in the Loan Agreement and in the Interest Rate Hedging Agreements (“Secured Agreements”).

12.2	Joint and several nature of the Guarantees

Pursuant to the foregoing, the Guarantees are provided or shall be provided jointly and severally, such that the Secured Creditors, acting pursuant to Clause 13.2 hereof, may at their election enforce any of them, in the order deemed fit, alternatively, jointly or successively, without having the commencement of the enforcement procedure of one Guarantee limit or hinder the commencement of enforcement procedures of other Guarantees.

12.3	Indivisibility of the Guarantees

12.3.1	Indivisibility by the Secured Creditors. None of the Secured Creditors may cancel or extinguish any of the Guarantees in whole or in part until all of the obligations secured by that Guarantee or those Guarantees have been fulfilled in their totality and all of the Secured Creditors have been satisfied.

12.3.2	Indivisibility by the Borrower or SyV. The Guarantees ensure compliance with all of the Guaranteed Obligations, and neither the Borrower nor SyV shall have the right to request the partial extinguishment of the Guarantees in the event of partial compliance with any of the Guaranteed Obligations. The Borrower and SyV shall only have the right to request the extinguishment of the Guarantees once all of the Guaranteed Obligations have been satisfied in full.

12.4	Survival of the Guarantees

12.4.1	Nullity or inefficacy of the Guaranteed Obligations. In the event that any of the Guaranteed Obligations is held wholly or partly ineffective or automatically null and void, the Guarantees laid down in this agreement shall guarantee the full and timely compliance by the Borrower with all of the pecuniary obligations for restitution and reimbursement payable by the Borrower as a consequence of such nullity or inefficacy.

12.4.2	Nullity or inefficacy of the payment of the Guaranteed Obligations. The Parties agree that the Guarantees shall remain in full force, valid and in effect in the event that all of the Guaranteed Obligations have been paid, such payment is subsequently declared to be null or void in the framework of an insolvency proceeding for the entity that made such payment (whether the Borrower, SyV or any other entity with the consent of the Secured Creditors), and that said declaration of nullity is made prior to the execution by the Secured Creditors of the documents cancelling the Guarantees.

12.5	Assignment of rights and legal actions to Secured Creditors

As a consequence of the Guarantees granted in Clauses 4 to 11 above, the Borrower and SyV assign to the Secured Creditors any rights and legal actions that the Borrower and/or SyV may have against third parties arising from the credit rights subject to the Guarantees, the REPSOL Shares, the Eligible Shares or the Shares.

In the light of the foregoing and the provisions of Article 1.869 of the Spanish Civil Code, the Secured Creditors, acting pursuant to the provisions set forth in Clause 14.2.2, below, shall remain irrevocably authorised by the Borrower and SyV to undertake the following actions against the debtors of said credits:

(a) All actions considered to be opportune or appropriate in the judgment of the Secured Creditors, to maintain and/or preserve and/or defend the validity, effect and enforceability of the credit rights subject to the Guarantees;

(b) All actions, acts and claims, whether in court or extrajudicial, considered to be opportune or appropriate in the judgment of the Secured Creditors, to collect or claim the credit rights subject to the Guarantees, including the exercise of any legal action arising from such credit rights, including against the issuing company of the REPSOL Shares, the Eligible Shares and the Shares;

(c) To pursue any rights and legal actions for the best defence and preservation of the secured credit rights, of the REPSOL Shares, the Eligible Shares and the Shares, against harmful actions by the Borrower or any third party; and

Any of the aforementioned actions shall be performed with notice to the Borrower and/or to SyV at least five (5) Business Days in advance. The Borrower and/or SyV undertake to provide as much assistance as required for such purpose by the Secured Creditors.

13.	ENFORCEMENT OF THE PLEDGE ON THE BALANCE OF THE OPERATING ACCOUNT

13.1	Requirements for enforcement of the pledge on the balance of the Operating Account

13.1.1	Enforcement of the pledge on the Operating Account. The pledge on the balance of the Operating Account may be enforced in the event of non-performance, in whole or in part, of the payment obligations arising from the Guaranteed Obligations, or in any of the events of early expiry provided in the Loan Agreement or in the Interest Rate Hedging Agreements.

13.1.2	Absence of additional requirements. For the enforcement of the pledge on the balance of the Operating Account it shall not be necessary for early expiry of the Loan Agreement or of the Interest Rate Hedging Agreements to have been declared.

13.2	Enforcement of the pledge by offset of the balance

13.2.1	Enforcement of the pledge on the Operating Account. The pledge on the balance of the Operating Account shall be enforced by offset of the balance and the application thereof to the payment or compliance with the outstanding payment obligations arising from the Secured Agreements.

The Agent shall apply the balance of the Account in accordance with Clause 15, below.

13.2.2	Partial enforcement. There being no requirement for a declaration of early expiry of the Loan Agreement, the Parties agree that a partial enforcement of the pledge on the balance of the Account may be pursued by application of the balances existing at the time to the payment of the outstanding obligations, in accordance with Clause 15, below.

14.	ENFORCEMENT OF THE REMAINING GUARANTEES

14.1	Requirements for enforcement of the Guarantees (I). Early expiry of the Secured Agreements

14.1.1	Early expiry of the Secured Agreements. For enforcement of the Guarantees, non- performance shall be necessary, in whole or in part, of any of the Guaranteed Obligations, or any of the circumstances for early expiry set forth in the Loan Agreement or in the Interest Rate Hedging Agreements, and a subsequent declaration of early expiry of the Loan Agreement and the Interest Rate Hedging Agreements.

14.1.2	Majority of the Secured Creditors. The Secured Creditors shall take a joint decision on the declaration of early expiry of all of the Secured Agreements.

The Parties agree that the provisions set forth in the Secured Agreements regarding majorities for the declaration of early expiry of said agreements are made null and void and superseded by the provisions of this Clause.

The agreement of the Secured Creditors on the declaration of early expiry of all of the Secured Agreements shall be taken by a majority, calculating, for such purpose: (i) the participation amount of each Secured Lender in the Loan Agreement, which shall be determined by the part corresponding to each of them in the outstanding principal paid under the Loan Agreement on the date of the agreement, and (ii) hedging credit, which shall be the sum of those creditor amounts representing the settlements and costs of cancellation incurred under the Interest Rate Hedging Agreements as a consequence of the early expiry thereof, or, in the event that such early expiry has not yet taken place, the estimate of the settlements and costs that would be incurred under such Interest Rate Hedging Agreements in the event that it is declared terminated on the date of the agreement made on early expiry of the Secured Agreements.

If the percentage representing the Secured Creditors in favour of the declaration of early expiry of all of the Secured Agreements is greater than 50% of the total amount of the loans of all of the aforementioned Secured Creditors, the declaration of early expiry of all of the Secured Agreements shall be deemed to have been approved.

In that event, all of the Secured Creditors undertake to (i) proceed in the required manner (including the adoption of any necessary resolutions) to declare the early expiry of the Secured Agreements to which they are a party, and (ii) notify the Borrower, as provided in each Secured Agreement, of the early expiry of said Secured Agreement.

14.2	Requirements for the enforcement of the Guarantees (II). Right to enforce Guarantees and to exercise assigned rights and legal actions

14.2.1	Enforcement by the Majority of the Secured Creditors. With the exception of the pledge on the balance of the Operating Account, the enforcement of the remaining Guarantees and the enforcement of the rights arising therefrom shall require, in addition to the requirements provided in Clause 14.1 above, a resolution of the Majority of the Secured Creditors.

The resolution of the Secured Creditors on the enforcement of the guarantees shall be taken by a majority, calculating, for such purpose: (i) the participation amount of each Secured Lender in the Loan Agreement, which shall be determined by the part corresponding to each of them in the outstanding principal paid under the Loan Agreement on the date of the agreement, and (ii) hedging credit, which shall be the sum of those creditor amounts representing the settlements and costs of cancellation incurred under the Interest Rate Hedging Agreements.

The resolution of the Majority of the Secured Creditors shall have been reached when the percentage representing the Secured Creditors in favour of the enforcement of the Guarantees is greater than 50% of the total amount of the loans from all of the aforementioned Secured Creditors (“Majority of the Secured Creditors”).

The resolution favourable to the enforcement of the Guarantees shall include precise instructions to the Agent on the order and method of enforcement of the Guarantees, or establish that such instructions shall be provided in a future resolution, also to be adopted by a Majority of the Secured Creditors.

14.2.2	Exercise of assigned actions and rights. The exercise of any rights and legal actions that the Borrower and/or SyV hold in relation to third parties, and which arise from the credit rights subject to the Guarantees, the REPSOL Shares, the Eligible Shares or the Shares, which have been assigned under Clause 12.6 above, shall not be considered as an enforcement of the Guarantees, and therefore shall only require a resolution of the Majority of the Lenders.

Prior declaration of the early expiry of the Loan Agreement or the Interest Rate Hedging Agreements shall not be necessary.

Under this agreement, all of the Lenders and the Providers of the Interest Rate Hedging Agreements authorise the Agent, on behalf of all of the Secured Creditors, to undertake all of the actions and enforce all of the decisions taken by the Majority of the Lenders to preserve and/or protect the credit rights subject to the Guarantees, to undertake actions in preservation thereof, pursue extrajudicial claims or demand payment of said credit rights.

14.2.3	Enforcement of Guarantees by the Agent. Once the decision has been taken in this respect by the Majority of the Secured Creditors, the Agent shall be the only entity authorised to initiate the enforcement of the Guarantees, in accordance with the terms and conditions hereunder.

(i) All of the Lenders and the Providers of the Interest Rate Hedging Agreements, in their capacity as Secured Creditors, undertake to grant, in favour of the Agent, the powers of attorney required by the Ley de Enjuiciamiento Civil (“the Civil Procedure Law”) and other applicable legislation, in order that the Agent may act on their behalf in the legal proceedings required for the enforcement of the Guarantees, or to undertake legal actions arising from the credit rights subject to the Guarantees, pursuant to 14.2.2 above.

(ii) Under this agreement, all of the Lenders and the Providers of the Interest Rate Hedging Agreements authorise and empower the Agent to remit pertinent correspondence and documents in relation to the enforcement of the Guarantees, on behalf of all of the Secured Creditors.

14.3	Plurality and compatibility of methods of enforcement

For the exercise of the acciones reales pignoraticias [civil law actions to enforce rights in rem in a pledge], the Majority of the Secured Creditors may opt, at their discretion, to institute any of the proceedings legally pertaining thereto, whether of a declarative or enforcement nature, including, among them, the extrajudicial notarial proceeding set forth in 1.872 of the Spanish Civil Code and the appropriation and offset proceedings set forth in RD 5/2005 (if applicable), such that the use of one method shall not preclude them from using any of the remaining methods, as long as the Secured Agreements have not been satisfied in full.

The Guarantees on the Eiffage Shares shall be enforced as provided in their own documentation.

14.4	Costs and expenses accrued through enforcement of the Guarantees

The Borrower shall be liable for all expenses, costs and taxes originating or accrued as a consequence of any court or non-judicial proceedings related to this agreement, including, inter alia, the following:

(i) the court fee [tasa judicial] that the Secured Creditors are obligated to pay by reason of the aforementioned proceedings, and

(ii) the expenses accrued due to any notarial attestation required for the documents to be attached to the corresponding enforcement action, and

(iii) the expenses accrued due to requests, preliminary summons, notices and other expenses incurred with the adjudication of the REPSOL Shares, the Eligible Shares or the Shares to the grantee.

14.5	Enforcement of the Guarantees by judicial enforcement proceedings

In the event that the Majority of the Secured Creditors approve the enforcement of the Guarantees by judicial enforcement proceeding as set forth in Articles 517 et seq. of the Civil Procedure Law, the Parties expressly agree that for the filing of the enforcement action it shall be sufficient to submit this agreement accompanied by: (a) the certification issued by the Agent and referred to in Clause 20.1.1 of the Loan Agreement, which shall be notarised by a notary, and (b) the document certifying the notice of the amount enforceable against the Borrower and, as applicable, against SyV.

The remaining actions must comply with the provisions of Articles 517 et seq. of the Civil Procedure Law.

Funds obtained through such enforcement shall be allocated as provided in Clause 15, below.

14.6	Enforcement of the Guarantees by notarial non-judicial proceedings

Enforcement of the Guarantees by notarial non-judicial proceedings pursuant to Article 1872 of the Spanish Civil Code shall adhere to the following rules provided in this Clause.

14.6.1	Notary with jurisdiction. The Notary of the Madrid Association of Notaries designated by the Agent shall have jurisdiction.

14.6.2	Notice of enforcement of the Guarantees by public auction. Notice of the disposal of the pledged REPSOL Shares, the Eligible Shares, the Shares or the credit rights in a public auction shall take place at least twenty (20) days prior to the date on which such auction is held. Notice shall be published through one or more official announcements and, at the request of the Agent, in consideration of the nature and the value of the auctioned REPSOL Shares, the Eligible Shares, the Shares or the credit rights, in a daily newspaper of the widest circulation in Madrid. The Borrower and/or SyV shall be notified personally.

The announcement shall indicate, together with the date, time and place of the auction, the conditions thereof, in accordance with the following Clauses, and any information and particulars conducive to the success of the auction.

When the announcement is made in a newspaper, the REPSOL Shares, the Eligible Shares, the Shares or the auctioned credit rights shall be identified, together with the date, time and place of the auction (for the first and for any successive notices of auction), the place or places where the announcements are published, and any information and particulars conducive to the success of the auction.

The Notary authorised to conduct the auction shall also be authorised to take any appropriate measures to ensure the publication of the auction.

14.6.3	No delay by disagreement by the Borrower and/or the owner of the REPSOL Shares, the Eligible Shares, the Shares, or the pledged credit rights. Disagreement by the Borrower and/or SyV with respect to the effect, non-performance or amount of the payment obligations arising from the Secured Agreements settled by the Agent on behalf of the Secured Creditors upon requesting the enforcement of the Guarantees shall not hinder or delay the enforcement, which shall take place definitively pursuant to the declaration of the Secured Creditors. The enforcement shall not be interrupted unless a final and/or enforcement order is issued by the competent court authority.

14.6.4	Deposit by the bidders. In order to participate in the auction a bidder shall make a cash or certified cheque deposit, at the location of the auction and at least two (2) Business Days in advance, in an amount equal to twenty percent (20%) of the opening price. The non-winning bidders shall receive a return of their deposit made to participate in the auction within three (3) Business Days following the auction.

14.6.5	Right of Secured Creditors to bid in the auctions. The Secured Creditors may participate in the auction by raising the bids made, without having to consign any amount whatsoever.

In any event that there is more than one bidder, live bidding shall be open for a period of thirty (30) minutes.

14.6.6	Successive auctions and minimum bids by bidders. In the first auction, no bids shall be admitted that fall below ninety-five percent (95%) of the opening price. Should there be no bidder in the first auction that fulfils such conditions, a second auction shall be held, twenty

(20) days later, in the same place, with a discount of twenty-five percent (25%) of the initial rate. In such second auction, no bids lower than ninety-five percent (95%) of the opening price shall be admitted. Should no award be made during such second auction, a third auction may be held twenty (20) days later, in the same place, not subject to any opening price.

14.6.7	Acquisition by the Secured Creditors in the event of failed auctions. Should there also be no bidder in the third auction, each of the Secured Creditors may become owners of the REPSOL Shares, the Eligible Shares, the Shares or the auctioned credit rights, in proportion to their respective participation in the payment obligations under the Secured Agreements, by issuing a receipt for the whole amount of the credit.

For the purposes of exercising this right, it is hereby agreed that the quota of the REPSOL Shares, the Eligible Shares, the Shares, or the auctioned credit rights to which each Secured Creditor has a right shall correspond to the participation held by each Secured Creditor in the payment obligations arising from the Secured Agreements.

14.6.8	Award. The REPSOL Shares, the Eligible Shares, the Shares or the auctioned credit rights shall be awarded to the highest bidder, if any, that complies with the established conditions. In that event, the deposit amount for participation in the auction shall be kept towards payment of the price, and the remainder must be paid within seven (7) days. If such amount is not paid, the bidder shall lose its deposit to the final liquidation of the Borrower.

14.6.9	Allocation of the amount of sale. The amount obtained from the enforcement of the pledge Guarantees shall be distributed among the Secured Creditors, in accordance with the provisions of Clause 15, below.

14.6.10	Preservation of rights by the Secured Creditors. The Secured Creditors shall preserve all rights and actions against the Borrower for the payment obligations arising from the Secured Agreements that have not been satisfied as a result of the enforcement of the REPSOL Shares, the Eligible Shares, the Shares or the auctioned credit rights, under the following circumstances:

(i) The result of the enforcement is less than the total value of the payment obligations arising from the Secured Agreements pending payment, or, specifically,

(ii) Any of the Secured Creditors has bid as permitted pursuant to Clause 14.6.5 above, consequently becoming the winning bidder of the REPSOL Shares, the Eligible Shares, the Shares or the auctioned credit rights, and the auction sale price was less than the total value of the Guaranteed Obligations outstanding.

In the event that the sale price is lower than the participation by the winning Secured Creditor in the Guaranteed Obligations, such Secured Creditor shall preserve all of the rights and actions against the Borrower for its participation pending payment.

14.6.11	Execution of documents in favour of the winning bidder. Once the entire price has been received by the Secured Creditors, or, as applicable, the part that corresponds thereto, the pertinent documents shall be executed before a notary in favour of the winning bidder. To such effect, the Borrower and SyV shall irrevocably grant the power to the Agent to execute and sign, in their name, all such documents as may be required, including the possibility of self-dealing, all with the broadest possible power.

14.6.12	Complementary law and judgment of the Notary. The parties agree to submit to the decision of the attesting Notary regarding the procedure for the extrajudicial enforcement of the pledge in any matters not provided for in this Clause 14.6.

14.7	Judicial enforcement of the pledge on REPSOL Shares, the Eligible Shares or Shares by special purpose entity

For the purposes of the provisions of Article 641 of the Civil Procedure Law, and given the nature of the REPSOL Shares, the Eligible Shares and the Shares, the Borrower and SyV agree that the Majority of the Secured Creditors may resolve to enforce the pledge on the REPSOL Shares, the Eligible Shares or the Shares, respectively, by a special purpose entity, subject to the following rules.

14.7.1	Election of the specialised individual or entity. The Agent shall designate a mergers and acquisitions consulting or mediation firm of national or international repute, which shall accept such appointment.

14.7.2	Due Diligence and prospectus. If necessary in the judgment of the special purpose entity, it shall itself commission or conduct a due diligence or preliminary investigative report procedure on the situation of the Borrower and the REPSOL Shares, the Eligible Shares or the Shares and an informative prospectus, under the customary terms of corporate sale transactions.

14.7.3	Alternative publicity. Should the special purpose entity deem that the indiscriminate announcement of the sale would operate seriously in detriment to the value of the REPSOL Shares, the Eligible Shares or the Shares, such publication shall not take place and shall be substituted by written personal invitations to a sufficient number of potential buyers, including persons invited by the Borrower or SyV.

14.7.4	Information and legal terms. The persons invited to bid shall receive, as applicable, the due diligence report and the prospectus indicated in Clause 14.7.2, as well as the legal terms of the transaction which shall be those customarily used in corporate sale transactions.

14.7.5	Receipt of bids and award. The special purpose entity shall receive the final and unconditional bids for the purchase of the REPSOL Shares, the Eligible Shares or the Shares, and they shall be awarded according to the best bid for the Borrower.

14.7.6	Bids by Secured Creditors. The Secured Creditors may also bid.

14.7.7	Open price. The provisions of Article 641.3 of the Civil Procedure Law shall not apply with regard to the minimum price of fifty percent (50%) of the valuation.

14.7.8	Surety from the special purpose entity. The special purpose entity shall not be required to provide a surety except for the value of any fees charged in advance, as applicable.

14.7.9	Complementary law. For all other events not expressly dealt with herein, the procedure for holding the auction by a special purpose entity shall be governed by the provisions of Title VI, Chapter IV, Clause 4, Book Three of the Civil Procedure Law, and, in the absence thereof, by the customs of the sale of companies and pursuant to the prudent discretion of the attesting notary or as decided by the court, as applicable.

14.8	Enforcement of the pledge on shares by appropriation

In the event that the Majority of the Secured Creditors approves the enforcement of the pledge on the REPSOL Shares or Eligible Shares by the appropriation procedure set forth in Article 11.2 of RD 5/2005, the rules provided in Clause 14.8 shall apply.

14.8.1	Acquisition of absolute title to the REPSOL Shares or Eligible Shares. The Agent, for and on behalf of the Secured Creditors, shall inform the Borrower, by a notarial notice, of the total value outstanding under the Secured Agreements and the resolution of the Majority of the Secured Creditors to enforce the pledge on the REPSOL Shares or Eligible Shares and acquire title thereto.

Once the nominative certificates are in possession of the Agent, and for the purposes of Article 1463 of the Spanish Civil Code, the Parties agree that the execution of the notarial act shall suffice for the transfer of title to the Secured Creditors.

14.8.2	Valuation of the REPSOL Shares or Eligible Shares by a special purpose entity. The REPSOL Shares or Eligible Shares shall be valued by a special purpose entity, subject to the following terms:

(i) Election of the special purpose entity. The Agent shall designate an investment bank or a mergers and acquisitions consulting or mediation firm, of national or international repute, which shall accept the appointment.

(ii) Cost of the valuation. The Borrower shall be directly liable for the fees and other expenses incurred in relation to the special purpose entity in charge of the valuation of the REPSOL Shares or Eligible Shares.

(iii) Valuation of the REPSOL Shares or Eligible Shares. Open price.

14.8.3	Award of the REPSOL Shares or Eligible Shares. The title to the REPSOL Shares or Eligible Shares shall correspond to the Secured Creditors, under a system of co-ownership (or ordinary pro indiviso), and in proportion to the participation of each of the Secured Creditors in the total value of the payment obligations arising from the Secured Agreements and pending payment.

14.8.4	Execution of documents in favour of the Secured Creditors. The pertinent documents shall be executed before the notary designated by the Majority of the Secured Creditors in favour of the Secured Creditors. To such effect, the Borrower and SyV shall irrevocably grant the power to the Agent to execute and sign, in their name, all such documents as are required, under the terms considered appropriate by the Agent, as long as they do not contradict the provisions established herein, all with the broadest possible power. The power conferred shall expressly provide for the possibility of self-dealing by the attorney-in-fact.

14.8.5	Delivery of the remainder to the Borrower. In the event that the value assigned to the REPSOL Shares or Eligible Shares by the special purpose entity is greater than the total amount of the obligations arising from the Secured Agreements and pending payment, the Agent shall discount the costs and expenses accrued from the enforcement of the pledge by valuation of the REPSOL Shares or Eligible Shares, and shall calculate the remainder to deliver to the Borrower and the quota corresponding to each of the Secured Creditors, pursuant to their respective participation in the obligations arising from the Secured Agreements.

The Secured Creditors shall have joint liability in relation to the Borrower, with each of the Creditors being liable only for the quota of the remainder corresponding thereto pursuant to their participation in the obligations arising from the Secured Agreements.

14.9	Enforcement of the pledge on the REPSOL Shares or Eligible Shares by the procedure provided in Article 322 of the Spanish Commercial Code

In the event that the Majority of the Secured Creditors approves the enforcement of the pledge on the REPSOL Shares or Eligible Shares by the procedure set forth in Article 322 of the Spanish Commercial Code, the rules provided in this Clause shall be applicable:

	(i)	Any such procedure may be initiated within a period of fifteen (15) days counting from the adoption of the resolution by the Majority of the Lenders for enforcement.

	(ii)	The Parties declare that the early expiry of the Loan Agreement shall be considered the “expiry of the loan term” for the purposes of Article 322 of the Spanish Commercial Code.

	(iii)	The funds obtained through such enforcement shall be allocated as provided in Clause 15, below.

15.	ALLOCATION OF THE RESULT OF THE ENFORCEMENT OF THE GUARANTEES

The following rules shall apply to the forms of enforcement of the Guarantees governed by Clause 14 above, except as set forth in Clause 14.8 above, to the extent that it only entails appropriation.

15.1	Order of priority of the Guaranteed Obligations

The result of the enforcement of the Guarantees shall be allocated pursuant to the following order of priority:

(i) payment of the costs and expenses accrued through enforcement of the aforementioned Guarantees;

(ii) payment in full of all obligations arising from the Secured Agreements and pending payment; and

(iii) reimbursement of the remainder, if applicable, to the Borrower.

15.2	Net result of the enforcement greater than the amount outstanding under the Secured Agreements. Order of allocation by category

Should the result of the enforcement of the Guarantees referred to in the previous Clause be greater than the total value of the obligations outstanding under the Secured Agreements, such amount shall be applied to the payment in full of all of the Secured Agreements, pursuant to the order of allocation of payments provided in Clause 13.3 of the Loan Agreement, in the Interest Rate Hedging Agreements or, as applicable, in applicable laws and regulations.

15.3	Net result of the enforcement less than the amount pending payment under the Secured Agreements. Proportional participation

If the result of the enforcement of the Guarantees referred to in the previous Clause were less than the total value of the obligations outstanding under the Secured Agreements, such amount shall be applied to the partial payment of all of the Secured Agreements. Each of the Secured Creditors shall be entitled to the amount resulting from multiplying the result of the enforcement of the Guarantees by their respective percentage share in the obligations outstanding under the Secured Agreements.

The amount obtained by each Secured Lender shall be allocated pursuant to the order of allocation of payments provided in Clause 13.3 of the Loan Agreement, in the Interest Rate Hedging Agreements or, as applicable, in applicable laws and regulations.

16.	CANCELLATION OF THE GUARANTEES

Each of the Guarantees shall be cancelled once all of the Guaranteed Obligations have been fully performed. Once the Secured Creditors have been satisfied in full for such obligations, they shall execute, at the expense of the Borrower and within fifteen (15) Business Days following the receipt of a written request from the Borrower to such end, any public documents necessary for the cancellation of the Guarantees.

17.	OBLIGATION TO CANCEL THE TAX CREDIT

17.1	Cancellation of the tax credit

Until the full repayment of the Loan and the Interest Rate Hedging Agreements, SyV undertakes to contribute to the Operating Account an amount equal to 35% (or the tax rate in effect corresponding to each calculation of corporation tax) of the ordinary payment obligations arising from the Interest Rate Hedging Agreements and the Loan interest.

The payment referred to in the previous paragraph must be made no later than the corresponding interest payment date pursuant to the Loan.

In the event that SyV does not consolidate taxes with the Borrower in the future, the full amount shall be considered contributed to the Borrower as capital or Subordinated Debt, which shall not be reimbursed until the full repayment of the Loan Agreement, except if said subordinated debt is assigned to a Partner or third party or is satisfied by a Partner or third party, in which case it shall be extinguished in the corresponding Special Purpose Entity.

This obligation shall be extinguished should there be a merger between SyV and the Borrower. To that effect, a merger shall be considered to have taken place once registered with the all of the Companies Registers involved, as applicable, in the registration of the merger, without prejudice to the date of the merger for accounting purposes.

17.2	Allocation of funds

SyV may fulfil its allocation obligations to the Borrower with respect to the calculated amounts pursuant to the provisions of Clause 17.1 above by allocation of capital or Subordinated Debt deposited in the Operating Account.

17.3	No right of reimbursement

Payment of the amounts committed by SyV to the Borrower under Clause 17.1 above shall not generate any right of cash reimbursement in favour of SyV.

18.	ADDITIONAL OBLIGATIONS OF SyV

18.1	Exercise voting rights

18.1.1	Exercise of voting rights by SyV. SyV undertakes to exercise its voting rights in the corporate bodies of the Borrower such that the corporate resolutions adopted shall not entail non-performance of the obligations and duties acquired by the Borrower under the Loan Agreement and the Interest Rate Hedging Agreements.

Specifically, SyV undertakes to exercise its voting rights in the corporate bodies of the Borrower such that the latter does not pass any corporate resolution for: (i) payout of dividends, interim dividends or reserves, or capital decrease (except if said decrease is imposed by applicable law), or (ii) merger, spin-off, transfer of assets, change of corporate identity, global assignment of assets and liabilities, dissolution or liquidation, or any other corporate restructuring.

18.1.2	Voting rights. The Borrower undertakes to exercise its voting rights in the corporate bodies of REPSOL in a manner conducive to compliance with the business plans of the Borrower submitted to the Lenders and attached as Annex 16.4.2 to the Loan Agreement.

18.2	Maintenance of shareholding

SyV undertakes not to transfer the company shares of the Borrower in any manner whatsoever, whether in full or under limitations, in whole or in part.

In the event of a capital increase of the Borrower, SyV undertakes to assume all of the company shares issued, pursuant to Clause 9.3.3 above.

18.3	Allocation of Subordinated Debt (I): general commitment

SyV undertakes to carry out all of the allocations to the Borrower as capital or Subordinated Debt. The allocations of Subordinated Debt by SyV to the Borrower (both those carried out in compliance with this agreement as well as those carried out voluntarily) shall follow the model subordinate loan agreement attached hereto as Annex 11.2.2.

18.4	Allocation of Subordinated Debt (II): payment of fees

SyV undertakes to carry out an allocation of Subordinated Debt to the Borrower in the amount necessary for the Borrower to comply with its payment obligation of the fees set forth in Clause 11.1 of the Loan Agreement.

The Subordinated Debt shall be reimbursed by the Borrower out of dividends in respect of the REPSOL Shares corresponding to fiscal year 2006 and actually collected by the Borrower.

19.	ADDRESSES FOR NOTICES

19.1	Notices

For the purposes of correspondence, it is agreed that, unless otherwise expressly provided for herein, any means permitting the verification of remittance and receipt may be used, with the duty to notify being considered to have been fulfilled upon receipt, with advance notice required in each case, of a certified letter with return receipt requested or telegram with return receipt requested addressed to the respective addresses indicated below, or, in the case of emergency, a fax directed to the indicated parties, where, in the latter case, additional written confirmation shall be made within five (5) consecutive days.

Any change or modification to the addresses or parties in the following Clause shall be communicated to the Agent, who shall transmit such information to the remaining Parties, by any of the previously mentioned means. Such change or modification shall not take effect until such time as the Agent acknowledges receipt thereof.

19.2 Addresses and fax numbers

Pursuant to the provisions set forth in the previous Clause, for the purposes of the service of summons and to remit or receive notices or correspondence, whether judicial or extrajudicial, the parties indicate their addresses and fax numbers as follows:

SACYR VALLEHERMOSO, S.A.

CONTACT DETAILS

Contact documentation	Jose Carlos Otero Fernandez
is to be sent to:	Luis Garcia Uruena

Address documentation	Paseo de la Castellana 83-85, 28046 Madrid.
is to be sent to:

Telephone:	91 545 55 21/5048/5000 / Luis Garcia: 91 545 5054/5521/5000

Fax:	91 545 54 27

E-Mail:	jotero@gruposyv.com / lgarcia@gruposyv.com

SACYR VALLEHERMOSO PARTICIPACIONES INMOBILIARIAS, S.L.U.

CONTACT DETAILS

Contact documentation	Jose Carlos Otero Fernandez
is to be sent to:

Address documentation	Paseo de la Castellana 83-85, 28046 Madrid.
is to be sent to:

Telephone:	91 545 55 21/5048/5000

Fax:	91 545 54 27

E-Mail:	jotero@gruposyv.com

BANCO SANTANDER CENTRAL HISPANO, S.A.

DOCUMENTATION

Contact documentation	Amadeo Martinez Peral and Rafael Bergareche Garcia - Minaur
is to be sent to:

Address documentation	Structured Financing, Grupo Santander Ciudad Grupo Santander
is to be sent to:	Edificio Amazonia, 2nd Floor Avda. de Cantabria s/n 28660 Boadilla

Telephone:	+34 91 289 10 92 / 91 289 18 85

Fax:	+34 91 257 16 17

E-Mail:	amadmartinez@gruposantander.com
rafabergareche@gruposantander.com

CONTACT FOR OPERATIONAL ISSUES

Name:	Jose Manuel Llorente Vera and Álvaro del Villar Rubin

Address:	Unidad de Credito

Telephone:	+34 91 289 30 12 /11

Fax:	+34 91 257 11 64 / 65

E-Mail:	josmllorente@gruposantander.com
aldelvillar@gruposantander.com

DETAILS FOR EURO COLLECTION AND PAYMENT

Entity name:	Banco Santander Central Hispano, s.a.

Account Number:

Contact:

CALYON Spanish Branch

DOCUMENTATION

Contact documentation		Alberto Garcia Magdalena
is to be sent to:

Address documentation		Pº de la Castellana, 1.
is to be sent to:		28046 Madrid

Telephone:		91.432.75.84

Fax:		91.432.74.13

E-Mail:		Alberto.garcia@es.calyon.com

CONTACT FOR OPERATIONAL ISSUSES

Name:		Ana Avila

Address:		Pº de la Castellana, 1. 28046 Madrid

Telephone:		91.432.72.75

Fax:		91.432.75.01

E-Mail:		Ana.avila@es.calyon.com

DETAILS FOR EURO COLLECTION AND PAYMENT

Entity name:		CALYON Spanish Branch

Account	number	0154
(OMF):

Contact:		Ana Avila

CITIBANK INTERNATIONAL PLC, SPANISH BRANCH

DOCUMENTATION

Contact documentation	Leslie Rubio / Edurne Redondo
is to be sent to:

Address documentation	c/ Jose Ortega y Gasset, 29
is to be sent to:	4th floor
28006 Madrid

Telephone:	34 91 538 4202

Fax:	34 91 435 2811

E-Mail:	Leslie.rubio@citigroup.com / edurne.redondo@citigroup.com

CONTACT FOR OPERATIONAL ISSUES

Name:	Marcin Szostak/ Magdalena Ulanowska

Address:	Bank Handlowy w Warszawie S.A.
Loans Processing Office
16 Senatorska street,
00-923 Warsaw

Telephone:	+48 22 692 9929, +48 22 692 9934

Fax:	+ 48 22 692 99 40
+ 48 22 692 99 43

E-Mail:	marcin.szostak@citigroup.com;
magdalena.ulanowska@citigroup.com

DETAILS FOR EURO COLLECTION AND PAYMENT

Beneficiary Account Name :	Citibank International PLC Spanish Branch

SWIFT Address of beneficiary :	CITIESMX

Beneficiary Account Number and	: ES3414740000144001000001
IBAN :

Reference :	THE NAME OF THE BORROWER, DATE OF AGREEMENT

Contact Name :	Ulanowska Magdalena / Danowski Bogdan

CAJA DE AHORROS Y MONTE DE PIEDAD DE MADRID

DOCUMENTATION

Contact		Montse Álvarez
documentation is to be
sent to:

Telephone:		91 423 92 93

Fax:		91 423 54 89

E-Mail:		malvareg@cajamadrid.es

CONTACT FOR OPERATIONAL ISSUES

Name:		Martin Alonso

Address:		Pº Castellana 189. Torre Caja Madrid. 4th floor Madrid 28046

Telephone:		91 423 96 27

Fax:		91 423 97 27

E-Mail:		malons02@cajamadrid.es

DETAILS FOR EURO COLLECTION AND PAYMENT

Account	Number	2038
(OMF):

BANCO BPI S.A.- Spanish Branch

DOCUMENTATION AND NOTIFICATION

Name:	Cristina Alcolea Azcona

Address:	Pº Castellana 40 bis – 28046 Madrid

Telephone:	+ 34 91 577 89 74

Fax:	+ 34 91 576 63 87

E-Mail:	Cristina.alcolea.azcona@bancobpi.pt

CONTACT FOR OPERATIONAL ISSUES

Name:	Manuel Novo Rios

Address:	Pº Castellana 40 bis – 28046 Madrid

Telephone:	+ 34 91 577 89 74

Fax:	+ 34 91 576 63 87

E-Mail:	Manuel.novo.rios@bancobpi.pt

DETAILS FOR EURO COLLECTION AND PAYMENT

Beneficiary	Banco BPI S.A. Spanish Branch

Swift Code BIC	BBPIESMM

Account number	0190

BANCO ESPAÑOL DE CRÉDITO, S.A.

DOCUMENTATION

Contact	Julia Cordero / Gustavo Borque / Juan Antonio Gonzalez
documentation is to be
sent to:

Address	C/ Mesena, 80 Torre valores 2nd floor (28043) Madrid
documentation is to be
sent to:

Telephone:	91.338.46.68 / 91.338.29.91 / 91.338.33.84

Fax:	91.338.96.26

E-Mail:	jcorderc@notes.banesto.es/gborqueg@notes.banesto.es/
jgonzado@notes.banesto.es

CONTACT FOR OPERATIONAL ISSUES

Name:	Julia Cordero / Gustavo Borque / Juan Antonio Gonzalez

Address:	C/ Mesena, 80 Torre valores 2nd floor (28043) Madrid

Telephone:	91.338.46.68 / 91.338.29.91 / 91.338.33.84

Fax:	91.338.96.26

E-Mail:	jcorderc@notes.banesto.es/gborqueg@notes.banesto.es/
jgonzado@notes.banesto.es

DETAILS FOR EURO COLLECTION AND PAYMENT

Entity name:	BANCO ESPAÑOL DE CRÉDITO, S.A.

Account number:	0030

Contact:	Julia Cordero / Gustavo Borque / Juan Antonio Gonzalez

BANCO DE SABADELL, S.A.

DOCUMENTATION

Contact	Ana Maria Domenech / David Laguna
documentation is to be
sent to:

Address	Plaza Catalunya, 1
documentation is to be	08201 Sabadell
sent to:

Telephone:	+34 93 728 91 57

Fax:	+34 93 728 10 64

E-Mail:	Domenecham@bancsabadell.com
Lagunad@bancsabadell.com

CONTACT FOR OPERATIONAL ISSUES

Name:	Anna Maria Domenech / David Laguna

Address:	Plaza Catalunya, 1
08201 Sabadell

Telephone:	+34 93 728 9157

Fax:	+34 93 745 1064

E-Mail:	Domenecham@bancsabadell.com
Lagunad@bancsabadell.com

DETAILS FOR EURO COLLECTION AND PAYMENT

Entity name:	Banco de Sabadell, S.A.

Account number:	0081

Contact:	Anna Maria Domenech / David Laguna

BANCO COMERCIAL PORTUGUÊS S.A. (Sucursal Financeira. Internacional)

DOCUMENTATION

Contact	Banco Comercial Português S.A.
documentation is to be	Sucursal Financeira Internacional, Adelaide Alvim
sent to:

Address	Avenida Jose Malhoa, Lote 1682 / 3rd Floor
documentation is to be	1099 – 007 Lisbon
sent to:	Portugal

Telephone:	+351 218 423 053

Fax:	+351 218 423 059

E-Mail:	Adelaide.alvim@millenniumbcp.pt

CONTACT FOR OPERATIONAL ISSUES

Name:	Adelaide Alvim,

Address:	Avenida Jose Malhoa, Lote 1682 / 3rd Floor
1099 – 007 Lisbon
Portugal

Telephone:	+351 218 423 053

Fax:	+351 218 423 059

E-Mail:	Adelaide.alvim@millenniumbcp.pt

DETAILS FOR EURO COLLECTION AND PAYMENT

Entity name	Banco Comercial Português, S.A. – SFI (sucursal financeira internac.)

Swift BIC	BCOMPTPL

ESPÍRITO SANTO INVESTMENT, P.L.C

DOCUMENTATION

Contact	Otilia Rocha / Cristina Frazão
documentation is to be
sent to:

Address	Banco Espirito Santo de Investimento, S.A.
documentation is to be	Edificio Quartzo
sent to:	Rua Alexandre Herculano, 38
1269-161 Lisbon

Telephone:	+351-21 310 95 94/91

Fax:	+351 21 310 94 79

E-Mail:	orocha@besinv.pt/cfrazao@besinv.pt

CONTACT FOR OPERATIONAL ISSUES

Name:	John Madigan

Address:	Riverside One, Sir John Rogerson’s Quay, Dublin 2, Ireland

Telephone:	+353-1-856 0699

Fax:	+353-1-813 4366

E-Mail:	John.madigan@besinv.pt

For operational issues, please always copy:

Name:	Otilia Rocha / Cristina Frazão

Address:	Banco Esprito Santo de Investimento, S.A.
Edificio Quartzo
Rua Alexandre Herculano, 38
1269-161 Lisbon

Telephone:	+351-21 310 95 94/91

Fax:	+351 21 310 94 79

E-Mail:	orocha@besinv.pt/cfrazao@besinv.pt

DETAILS FOR EURO COLLECTION AND PAYMENT

Entity name:	Espirito Santo Investment p.l.c.

Account number	90017
(OMF):

SWIFT code	ESSIPTPL

ING BELGIUM, Spanish Branch

Name:	Mercedes Martinez

Address:	Gnova 27, 28004 Madrid

Telephone:	34 91 798 8900

Fax:	34 91 798 5200

E-Mail:	mercedes.martinez@ing.be

BANCO ESPÍRITO SANTO, S.A.

Company name:	BANCO ESPIRITO SANTO, S.A.

Tax ID No.:	A08296477

Address:	C/ SERRANO, 88 28006 MADRID -SPAIN-

1. CONTACT FOR DOCUMENTATION

Name:	ASUNCION FONTENLA GUTIERREZ

Address:	C/ SERRANO, 88 1st FLOOR 28006 MADRID –SPAIN-

Telephone:	34 91 400 50 46

Fax:	34 91 400 50 60

E-Mail:	asuncion.fontenla@grupobes.es

2. CONTACT FOR OPERATIONAL ISSUES

Name:	ASUNCION FONTENLA GUTIERREZ

Address:	C/ SERRANO, 88 1st FLOOR28006 MADRID –MADRID-

Telephone:	34 91 400 50 46

Fax:	34 91 400 50 60

E-Mail:	asuncion.fontenla@grupobes.es

3. PAYMENT INFORMATION

Beneficiary:	BANCO ESPIRITO SANTO, S.A.

Swift code	BESMESMM

BANCO POPULAR ESPAÑOL, S.A.

Company name:	BANCO POPULAR ESPAÑOL, S.A.

Tax ID No.:	A28000727

Address:	C/ VELÁZQUEZ 34. 28001 MADRID

1. CONTACT TO SEND DOCUMENTATION TO:

Name:	SAMUEL SERRANO SERRANO

Address:	C/ VELÁZQUEZ 34. 28001 MADRID

Telephone:	+34 91 520 83 04

Fax:	+34 91 578 29 31

E-Mail:	sserrano@bancopopular.es

2. CONTACT FOR OPERATIONAL ISSUSES

Name:	MERCEDES URBANO ASTORQUI / ARANTXA ZABAL
IBISATE

Address:	C/ VELÁZQUEZ 34. 28001 MADRID

Telephone:	+34 91 520 71 99 / +34 91 520 70 69

Fax:	+34 91 578 29 31

E-Mail:	murbano@bancopopular.es / mazabal@bancopopular.es

4. PAYMENT INFORMATION

Beneficiary	BANCO POPULAR ESPAÑOL, S.A.

Swift code	POPUESMM

Account number	0075

COMMERZBANK AKTIENGESELLSCHAFT, Spanish Branch

Company name:	COMMERZBANK AKTIENGESELLSCHAFT, SPANISH BRANCH

Tax ID No.:	A-0041282-E

Address:	PASEO DE LA CASTELLANA, 110. 28046 MADRID

1. CONTACT TO SEND DOCUMENTATION TO:

Name:	JORGE DE SEDANO TARANCÓN

Address:	PASEO DE LA CASTELLANA, 110. 28046 MADRID

Telephone:	+34 91 572 47 95

Fax:	+34 91 572 48 21

E-Mail:	Jorge.desedano@commerzbank.com

2. CONTACT FOR OPERATIONAL ISSUES

Name:	NICOLE WESTPHAL

Address:	PASEO DE LA CASTELLANA, 110. 28046 MADRID

Telephone:	+34 91 572 47 99

Fax:	+34 91 572 48 19

E-Mail:	Madrid.CreditADM@Commerzbank.com

3. PAYMENT INFORMATION

Beneficiary:	COMMERZBANK AKTIENGESELLSCHFT, SPANISH BRANCH

Swift Code	COBAESMXXXX

Account Number	015 (OMF)

CAJA DE AHORROS DEL MEDITERRÁNEO (CAM)

Company name:	Caja de Ahorros del Mediterraneo

Tax ID No.:	G-03046562

Address:	Calle San Fernando, 40 03001 Alicante

1. CONTACT TO SEND DOCUMENTATION TO

Name:	Jose Rafael Pastor Lluch

Address:	Calle San Fernando, 40 03001 Alicante

Telephone:	96 596736

Fax:	96 596924

E-Mail:	jrpastor@cam.es

2. CONTACT FOR OPERATIONAL ISSUES

Name:	Remedios Climent / Isabel Gisbert

Address:	Calle Oscar Espla, 37 03007 Alicante

Telephone:	96 5906161/96 590 6112

Fax:	96 5906924

E-Mail:	camsindicados@cam.es

3. PAYMENT INFORMATION

Beneficiary:	Caja de Ahorros del Mediterraneo

Swift Code	CAAMES2A

Account Number	2090

CAJA DE AHORROS DE GALICIA

Company name:	Caja de Ahorros de Galicia

Tax ID No.:	G15028947

Address:	Rua Nueva, 30 – A Coruna

1. CONTACT TO SEND DOCUMENTATION TO

Name:	Arturo Bermúdez Cachaza

Address:	C/ Serrano 41-4th floor
28001 -MADRID

Telephone:	91 586 60 85

Fax:	91 586 6770

E-Mail:	abermudez@caixagalicia.es

2. CONTACT FOR OPERATIONAL ISSUES

Name:	Jose Beltran / Cesar Toribio

Address:	C/ Serrano, 41 – 4th floor (28001 Madrid)

Telephone:	915866024 / 915866060

Fax:	915866069

E-Mail:	jbeltran@caixagalicia.es / ctoribio@caixagalicia.es

3. PAYMENT INFORMATION

Beneficiary:	Caja de Ahorros de Galicia

Swift Code	2091 – Swift code: CAGLESMM

Account Number	Jose Beltran / Cesar Toribio

CAIXA D’ESTALVIS DE SABADELL

Company name:	CAIXA D’ESTALVIS DE SABADELL

Tax ID No.:	G08169815

Address:	Pl. Antoni Maura 6 / 08003 Barcelona

1. CONTACT TO SEND DOCUMENTATION TO

Name:	Belen Borque

Address:	Paseo de Recoletos, 15 / 28004 Madrid

Telephone:	91 5383389

Fax:	91 5383387

E-Mail:	belen.borque@caixacatalunya.es

2. CONTACT FOR OPERATIONAL ISSUES

Name:	Ricard Lerroux / Francesc Castells

Address:	Carrer del Pi, 2 Poligono Industrial Can Mateu
08820 El Prat de Llobregat Barcelona

Telephone:	93 4845327

Fax:	93 4845331

E-Mail:	Ricard.lerroux@caixacatalunya.es	/
francesc.castells@caixacatalunya.es

3. PAYMENT INFORMATION

Entity name:	CAIXA CATALUNYA

BoS account number:	20130008

USD Account	UBSWUS33 – 101 – WA 374628-000(Entity: UBS A.G.)
FAO. Jordi Reventer Fax. 93 484
5253jordi.reverter@caixacatalunya.es

Contact:	Ricard Lerroux / Francesc Castells

CAJA DE AHORROS Y MONTE DE PIEDAD DE CÓRDOBA (CAJASUR)

Legal name			CAJA DE AHORROS Y MONTE DE PIEDAD DE CORDOBA
Tax ID No. G-14004485

Contact	to	send	FERNANDO MARISCAL
documentation to			+34 957 210508
cmr2270@int.cajasur.es

Administrative control			Juan Carlos Castillo Quero

Address			AVDA. GRAN CAPITÁN 13
14008 CÓRDOBA

Telephone			+34 957210576

Fax			+34 957210181
E-Mail:			juan-carlos.castillo@int.cajasur.es

Bank of Spain account			2024
CECAESMM024

Trade name			CAJASUR

CAJA DE AHORROS Y MONTE DE PIEDAD DE NAVARRA (CAJA NAVARRA)

Legal name	CAJA DE AHORROS Y MONTE DE PIEDAD DE NAVARRA
Tax ID No. G-31001993

Administrative control	CARLOS DEL BURGO / JOSÉ LUIS ESTANGA GOÑI

Address	AVDA. CARLOS III, 8
31002 PAMPLONA

Telephone	948 20 84 79 / 948 20 84 76

Fax	948 21 04 82

Bank of Spain account	2054
CECAESMM054

E-Mail:	carlos.delburgo@delfos.can.es
joseluis.estanga@delfos.can.es

Trade name	CAJA NAVARRA

BILBAO BIZKAIA KUTXA

Legal details:	BILBAO BIZKAIA KUTXA, AURREZKI KUTXA ETA
BAHITETXEA
Gran Va 30-32
G48412720

Contact	Celia Iturri +34 944017579
documentation to be	citurria@bbk.es
sent to:	Alfredo López Maranón +34 944017578
mcapitales@bbk.es

Administrative control	JESÚS GARCIA SAIZ
jgarcias@bbk.es
JOSE Mª FLORES GONZALEZ

Address	RODRIGUEZ ARIAS 1, 2º
48008 BILBAO

Telephone	94 / 401 80 93 – 95

Fax	94 / 401 82 15

Bank of Spain account	2095
BASKES2B

Trade name	BILBAO BIZKAIA KUTXA

CAJA DE AHORROS DE SANTANDER Y CANTABRIA

Legal name	CAJA DE AHORROS DE SANTANDER Y CANTABRIA
Tax ID No.: G-39003785

Contact to send	JAVIER GARCIA ESPERANZA
documentation to	+34 942204529
jgarciae@casyc.es

Administrative control	MARGARITA BALAGUER ZUBIETA

Address	PZA. DE VELARDE, 3
39001 SANTANDER

Telephone	942 20 45 31

Fax	942 36 34 14

Bank of Spain account	2066
CECAESMM066

E-Mail:	mbalague@casyc.es
admon.riesgos@casyc.es

Trade name	CAJA CANTABRIA

Most recent update	20/04/05

CAJA DE AHORROS DE CASTILLA LA MANCHA

Company name:	CAJA DE AHORROS DE CASTILLA LA MANCHA

Tax ID No.:	G16131336

Address:	C/ Parque San Julian, 20 – 16001 CUENCA.

1. CONTACT TO SEND DOCUMENTATION TO

Name:	Jose Luis Valverde Martinez

Address:	Caja Castilla La Mancha
Dpto. Banca Corporativa
C/ Parque San Julian, 20 – 16001 CUENCA.

Telephone:	969 177 480

Fax:	969 177 453

E-Mail:	Jvalvm@ccm.es

2. CONTACT FOR OPERATIONAL ISSUES

Name:	Montserrat Marzo Recuenco

Address:	Caja Castilla La Mancha
Operational risk support dept.
C/ Parque San Julian, 20 – 16001 CUENCA.

Telephone:	969 177 319

Fax:	969 177 317

E-Mail:	Mmarzr1@ccm.es

3. PAYMENT INFORMATION

Entity name:	Caja Castilla La Mancha

Account Number:	2105 CECAESMM105

Contact:	Montserrat Marzo Recuenco

CAJA DE AHORROS Y MONTE DE PIEDAD DE EXTREMADURA

Company name:	CAJA DE AHORROS Y M.P DE EXTREMADURA

Tax ID No.:	G-10058618

Address:	Pza. Santa Maria, 8 10.003 Caceres

1. CONTACT TO SEND DOCUMENTATION TO

Name:	Javier Gregorio López Espuela
Jose Ignacio Carmona Bernal

Address:	C / San Pedro, 15 10.003 Caceres

Telephone:	927 25 51 53 – 927 25 51 36 – 927 25 52 28

Fax:	927 21 44 70

E-Mail:	backoffice@cajaextremadura.es
jglopez@cajaextremadura.es
jicarmona@cajaextremadura.es

2. CONTACT FOR OPERATIONAL ISSUES

Name:	Javier Gregorio López Espuela
Jose Ignacio Carmona Bernal

Address:	C / San Pedro, 15

Telephone:	927 25 51 53 – 927 25 52 28

Fax:	927 21 44 70

E-Mail:	backoffice@cajaextremadura.es
jglopez@cajaextremadura.es
jicarmona@cajaextremadura.es

3. PAYMENT INFORMATION

Beneficiary:	CAJA DE AHORROS M.P. DE EXTREMADURA

Account Number:	BANK OF SPAIN-OMF (2099)-CECAESMM099

Contact	Javier G. López Espuela – Jose Ignacio Carmona Bernal

CAJA DE AHORROS DE MURCIA

Legal name			CAJA DE AHORROS DE MURCIA
Tax ID No. 30010185

Contact	to	send	JOSE ANGEL GOMEZ ROCA
documentation to			+34 968361952
jagomez@cajamurcia.com

Administrative control			JUAN MARTÍNEZ MUÑOZ

Address			AVDA. JUAN CARLOS I, EDIFICIO CAJA MURCIA S/N
30010 MURCIA

Telephone			968 / 36 18 56

Fax			968 / 36 19 87
E-Mail:			h19@cajamurcia.com
jmartinezprestamos@cajamurcia.com

Bank of Spain account			2043
CECAESMM043

Trade name	CAJA MURCIA

CAJA DE AHORROS DE ASTURIAS

Company name:	Caja de Ahorros de Asturias

Tax ID No.:	G33001884

Address:	Plaza de la Escandalera 2, 33003 Oviedo

1. CONTACT TO SEND DOCUMENTATION TO

Name:	Cristina Roza Iglesias

Address:	c) San Francisco, 14 –33003 –OVIEDO

Telephone:	985 10 21 90

Fax:	985 10 21 96

E-Mail:	crozaigl@cajastur.es

2. CONTACT FOR OPERATIONAL ISSUES

Name:	Constantino Rodriguez Garcia

Address:	c) San Francisco, 14 –33003 –OVIEDO

Telephone:	98 510 20 51

Fax:	98 521 75 92

E-Mail:	crodrigg@cajastur.es

3. PAYMENT INFORMATION

Beneficiary:	CAJA DE AHORROS DE ASTURIAS

Account Number	2048 CECAESMM048 (VIA TARGET OMF)

Contact	Constantino Rodriguez Garcia

BANCO DE VALENCIA, S.A.

Company name:	Banco de Valencia S.A.

Tax ID No.:	A46002036

Address:	Pº Pintor Sorolla 2-4

1. CONTACT TO SEND DOCUMENTATION TO

Name:	Maria Jose Perez Juste

Address:	PºCastellana, 31 (Edificio Piramide) 28046 Madrid

Telephone:	91-3083010

Fax:	91-3083036

E-Mail:	0400@bancodevalencia.es

2. CONTACT FOR OPERATIONAL ISSUES

Name:	Juan Guillen Prieto - Mª Carmen Berzal

Address:	Pº Castellana 31 28046-Madrid

Telephone:	91 3083010

Fax:	91-3803036

E-Mail:	0400@bancodevalencia.es

3. PAYMENT INFORMATION

Beneficiary:	Banco de Valencia S.A.

Swift Code	VALEESVV

Account Number	0093

Contact	Juan Guillen Prieto - Mª Carmen Berzal

Correspondence may be made in writing by means of telegram, fax with confirmed receipt, fax, letter or electronic mail directed to the person, number and address established in this Clause, although such correspondence shall only be considered to have been received by the addressee when receipt thereof is indisputable.

20.	COSTS AND TAXES

All costs, taxes and commissions of any kind derived from this agreement (including the constitution costs for the guarantees provided herein) shall be at the expense of the Borrower.

21.	JURISDICTION

With a waiver of its own venue, if any, the parties to this Agreement expressly submit to the Courts of Madrid for all questions that may arise regarding the validity, interpretation or performance of this agreement.

For those proceedings for which the foregoing submission is ineffective or invalid, jurisdiction shall be determined in accordance with the applicable legal rules in each case. Nevertheless, in order to avoid subsequent uncertainty and to facilitate the determination of the competent court, the parties agree that the place where this Agreement is entered into shall be considered to be the place of execution; that the place indicated for the Borrower to pay the Secured Creditors the amounts owed pursuant to the Guaranteed Obligations shall be considered to be the place of performance; and the addresses pursuant to Clause 18 above, shall be considered to be the domicile of each of the parties.

22.	APPLICABLE LAW

This agreement shall be governed by and interpreted in accordance with the common laws of Spain.

23.	NOTARY AUTHENTICATION

This Agreement and any modifications hereto shall be formalized in private documents which shall be authenticated by the pertinent notary office for the purpose of having all amounts owed in virtue hereof legally stamped and all of the effects set forth in Articles 517 and subsequent of the Civil Procedure Law, and other applicable legal provisions.

In witness whereof, the Parties hereby execute this document on the date and at the place indicated in the heading.

For SACYR VALLEHERMOSO PARTICIPACIONES MOBILIARIAS, S.L:
/s/ Jose Carlos Otero Fernandez
Signed: Jose Carlos Otero Fernandez

For SACYR VALLEHERMOSO, S.A:
/s/ Rafael Palomo Gómez	/s/ Luis-Enrique Garcia Urena
Signed: Rafael Palomo Gómez	Signed: Luis-Enrique Garcia Urena

For CALYON, SPANISH BRANCH:
/s/ Juan Evaristo Fabregas Sasiain	/s/ Myriam Cantero Suarez
Signed: Juan Evaristo Fabregas Sasiain	Signed.: Myriam Cantero Suarez

For CITIBANK INTERNACIONAL PLC, Spanish Branch:
/s/ Pedro López-Quesada Fernandez-Urrutia
Signed: Pedro López-Quesada Fernandez-Urrutia

For BANCO SANTANDER CENTRAL HISPANO, S.A:
/s/ Manuel Perez Peral	/s/ Ignacio Dominguez-Adame Bozzano
Signed: Manuel Perez Peral	Signed: Ignacio Dominguez-Adame Bozzano

For CAJAMADRID:

/s/ Francisco Javier Fernandez-Montes López Morato	/s/ Gonzalo Alcubilla Povedano
Signed: Francisco Javier Fernandez-Montes	Signed: Gonzalo Alcubilla Povedano
López Morato

For BANCO BPI, S.A, Spanish Branch:
/s/ Domingo López Dorna	/s/ Cristina Esther Alcolea Azcona
Signed: Domingo López Dorna	Signed: Cristina Esther Alcolea Azcona

For ING BELGIUM, Spanish Branch:
/s/ Enrique Marquina Perez	/s/ Ana Herrera Cangas
Signed: Enrique Marquina Perez	Signed: Ana Herrera Cangas

For BANCO ESPAÑOL DE CRÉDITO, S.A.
/s/ Jose Miguel Alonso de Ozalla y Borras	/s/ Alfonso López-Barajas Mira
Signed: Jose Miguel Alonso de Ozalla y	Signed: Alfonso López-Barajas Mira
Borras

For BANCO DE SABADELL, S.A
/s/ Agustin Ignacio Monedero San Martin	/s/ Joaquin Garcia López
Signed: Agustin Ignacio Monedero San	Signed: Joaquin Garcia López
Martin

For ESPIRITO SANTO INVESTMENT PLC
/s/ Vicente Garcia Rodriguez
Signed: Vicente Garcia Rodriguez

For BANCO ESPIRITO SANTO, S.A
/s/ Manuel Gómez Rodriguez	/s/ Manuel Fernandez Cifuentes
Signed: Manuel Gómez Rodriguez	Signed: Manuel Fernandez Cifuentes

For BANCO COMERCIAL PORTUGUES, S.A
/s/ Bernardo Maria de Noronha e Tavora Pinheiro Torres
Signed: Bernardo Maria de Noronha e Tavora Pinheiro Torres

For BANCO POPULAR ESPAÑOL, S.A
/s/ Jorge Rosell Granados	/s/ Francisco Gómez Martin
Signed: Jorge Rosell Granados	Signed: Francisco Gómez Martin

For COMMERZBANK AKTIENGESELLSCHAFT, Madrid branch
/s/ Jorge-Ramón Sedano Tarancón	/s/ Ingrid Doris Planells Serra Geb Keller
Signed: Jorge-Ramón Sedano Tarancón	Signed: Ingrid Doris Planells Serra Geb Keller

For CAJA DE AHORROS DEL MEDITERRÁNEO
/s/ Ignacio Cubillo Santamaria
Signed: Ignacio Cubillo Santamaria

For CAJA DE AHORROS DE GALICIA
/s/ Arturo Bermúdez Cachaza
Signed: Arturo Bermúdez Cachaza

For CAIXA D’ESTALVIS DE CALUNYA
/s/ Maria Belen Borque San Martin	/s/ Beatriz Presmanes Zatarain
Signed: Maria Belen Borque San Martin	Signed: Beatriz Presmanes Zatarain

For CAJA DE AHORROS Y MONTE DE PIEDAD DE CORDOBA (CAJASUR)
/s/ Alonso Pablo López Álvarez
Signed: Alonso Pablo López Álvarez

For CAJA DE AHORROS Y MONTE DE PIEDAD DE NAVARRA
/s/ Alejandro Manzaneque Castellanos
Signed: Alejandro Manzaneque Castellanos

For BILBAO BIZKAIA KUTXA
/s/ Enrique Acedo Villanueva
Signed: Enrique Acedo Villanueva

For CAJA DE AHORROS DE SANTANDER Y CANTABRIA

/s/ Eduardo Dato Ruiz	/s/ Maria Cristina Blanco Martinez
Signed: Eduardo Dato Ruiz	Signed: Maria Cristina Blanco Martinez

For CAJA DE AHORROS DE CASTILLA-LA MANCHA
/s/ Maria-Paloma Antón Alonso	/s/ Belen de Dios Alonso
Signed: Maria-Paloma Antón Alonso	Signed: Belen de Dios Alonso

For CAJA DE AHORROS Y MONTE DE PIEDAD DE EXTREMADURA
/s/ Jose Manuel Astudillo Rivas
Signed: Jose Manuel Astudillo Rivas

For CAJA DE AHORROS DE MURCIA
/s/ Alfonso Estrada Fernandez-Hontoria
Signed: Alfonso Estrada Fernandez-Hontoria

For CAJA DE AHORROS DE ASTURIAS

/s/ Francisco Javier Aparici Espana
Signed: Francisco Javier Aparici Espana

For BANCO DE VALENCIA, S.A.
/s/ Jose Maria Mota Moreno	/s/ Maria-Jose Perez Juste
Signed: Jose Maria Mota Moreno	Signed: Maria-Jose Perez Juste

For CITIBANK N.A, London Branch:
/s/ Pedro López-Quesada Fernandez-Urrutia
Signed: Pedro López-Quesada Fernandez-Urrutia

For CALYON FR
/s/ Juan Evaristo Fabregas Sasiain	/s/ Myriam Cantero Suarez
Signed: Juan Evaristo Fabregas Sasiain	Signed: Myriam Cantero Suarez